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                                                                  EXECUTION COPY

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                     AUTOBOND MASTER FUNDING CORPORATION V,
                                   as Company

                        AUTOBOND ACCEPTANCE CORPORATION,
                                as Administrator

                                       and

                              DYNEX CAPITAL, INC.,
                                   as Trustee

                                  -------------

                                 TRUST INDENTURE

                            Dated as of June 9, 1998

                                  -------------

                          Automobile Loan-Backed Notes

================================================================================


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                                TABLE OF CONTENTS                           Page

ARTICLE 1.

   DEFINITIONS AND OTHER PROVISIONS
   OF GENERAL APPLICATION......................................................2
   SECTION 1.01  General Definitions...........................................2
   SECTION 1.02  Compliance Certificates and Opinions.........................15
   SECTION 1.03  Form of Documents Delivered to Trustee.......................15
   SECTION 1.04  Acts of Noteholders, etc.....................................16
   SECTION 1.05  Notice to Noteholders; Waiver................................17
   SECTION 1.06  Effect of Headings and Table of Contents.....................17
   SECTION 1.07  Successors and Assigns.......................................17
   SECTION 1.08  GOVERNING LAW................................................18
   SECTION 1.09  Legal Holidays...............................................18
   SECTION 1.10  Execution in Counterparts....................................18
   SECTION 1.11  Inspection...................................................18
   SECTION 1.12  Survival of Representations and Warranties...................19
   SECTION 1.13  Security Forms...............................................19

ARTICLE 2.

   THE NOTES..................................................................19
   SECTION 2.01  General Provisions...........................................19
   SECTION 2.02  Execution, Authentication, Delivery, and Dating..............22
   SECTION 2.03  Transfer and Exchange........................................22
   SECTION 2.04  Mutilated, Destroyed, Lost and Stolen Notes..................24
   SECTION 2.05  Payment of Interest and Principal; Rights Preserved..........24
   SECTION 2.06  Persons Deemed Owners........................................25
   SECTION 2.07  Cancellation.................................................25
   SECTION 2.08  Noteholder Lists.............................................25
   SECTION 2.09  Treasury Notes...............................................25

ARTICLE 3.

   ACCOUNTS; COLLECTION AND
   APPLICATION OF MONEYS; REPORTS.............................................26
   SECTION 3.01  Trust Accounts; Investments by Trustee.......................26
   SECTION 3.02  Establishment and Administration of the Lockbox
                   and the Collection Accounts................................28
   SECTION 3.03  Establishment and Administration of Cash Reserve Accounts....29
   SECTION 3.04  Distributions................................................29
   SECTION 3.05  Reports to Noteholders.......................................30
   SECTION 3.06  Returned Payments............................................30


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ARTICLE 4.

   THE TRUST ESTATE...........................................................30
   SECTION 4.01  Acceptance by Trustee and Agreement to Act as Custodian......30
   SECTION 4.02  Subsequent Transfers.........................................32
   SECTION 4.03  Conditions Precedent to All Transfers........................32
   SECTION 4.04  Grant of Security Interest; Tax Treatment....................33
   SECTION 4.05  Further Action Evidencing Assignments........................34

ARTICLE 5.

   SERVICING OF TRUST ASSETS..................................................35
   SECTION 5.01  Appointment of Servicer......................................35
   SECTION 5.02  Appointment of Administrator; Monthly Administration Fee.....35
   SECTION 5.03  Duties and Responsibilities of the Administrator.............35

ARTICLE 6.

   EVENTS OF DEFAULT; REMEDIES................................................36
   SECTION 6.01  Events of Default............................................36
   SECTION 6.02  Acceleration of Maturity; Rescission and Annulment...........38
   SECTION 6.03  Remedies.....................................................39
   SECTION 6.04  Trustee May File Proofs of Claim.............................40
   SECTION 6.05  Trustee May Enforce Claims Without Possession of Notes.......40
   SECTION 6.06  Application of Money Collected...............................41
   SECTION 6.07  Limitation on Suits..........................................41
   SECTION 6.08  Unconditional Right of Noteholders to Receive
                    Principal and Interest....................................41
   SECTION 6.09  Restoration of Rights and Remedies...........................42
   SECTION 6.10  Rights and Remedies Cumulative...............................42
   SECTION 6.11  Delay or Omission Not Waiver.................................42
   SECTION 6.12  Control by Noteholders.......................................42
   SECTION 6.13  Waiver of Events of Default..................................43
   SECTION 6.14  Undertaking for Costs........................................43
   SECTION 6.15  Waiver of Stay or Extension Laws.............................44
   SECTION 6.16  Sale of Trust Estate.........................................44

ARTICLE 7.

   THE TRUSTEE................................................................45
   SECTION 7.01  Certain Duties...............................................45
   SECTION 7.02  Notice of Events of Default..................................46
   SECTION 7.03  Certain Matters Affecting the Trustee........................46


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   SECTION 7.04  Trustee Not Liable for Notes or Receivables..................47
   SECTION 7.05  Trustee May Own Notes........................................48
   SECTION 7.06  The Administrator to Pay Trustee's Fees and Expenses.........48
   SECTION 7.07  Eligibility Requirements for Trustee.........................48
   SECTION 7.08  Resignation or Removal of Trustee............................48
   SECTION 7.09  Successor Trustee............................................49
   SECTION 7.10  Merger or Consolidation of Trustee...........................50

ARTICLE 8.

   COVENANTS .................................................................51
   SECTION 8.01  Payment of Principal and Interest............................51
   SECTION 8.02  Maintenance of Office or Agency; Chief Executive Office......51
   SECTION 8.03  Money for Payments to Noteholders to be Held in Trust........51
   SECTION 8.04  Corporate Existence; Merger; Consolidation, etc..............52
   SECTION 8.05  Protection of Trust Estate; Further Assurances...............52
   SECTION 8.06  Servicing Agreement..........................................53
   SECTION 8.07  Additional Covenants.........................................53
   SECTION 8.08  Taxes........................................................54

ARTICLE 9.

   SUPPLEMENTAL INDENTURES....................................................55
   SECTION 9.01  Supplemental Indentures Without Consent of Noteholders.......55
   SECTION 9.02  Supplemental Indentures with Consent of Noteholders..........55
   SECTION 9.03  Execution of Supplemental Indentures.........................56
   SECTION 9.04  Effect of Supplemental Indentures............................57
   SECTION 9.05  Reference in Notes to Supplemental Indentures................57

ARTICLE 10.

   SATISFACTION AND DISCHARGE.................................................57
   SECTION 10.01  Satisfaction and Discharge of Indenture.....................57
   SECTION 10.02  Application of Trust Money..................................58
   SECTION 10.03  Trust Termination Date......................................58

ARTICLE 11.

   REPRESENTATIONS AND WARRANTIES
    ..........................................................................59
   SECTION 11.01  Representations and Warranties of the Company...............59
   SECTION 11.02  Representations and Warranties as to Each Receivable .......61


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   SECTION 11.03  Repurchases and Transfers...................................62

ARTICLE 12.

   MISCELLANEOUS..............................................................63
   SECTION 12.01  Indemnities of the Administrator............................63
   SECTION 12.02  Officers' Certificate and Opinion of Counsel as to
                    Conditions Precedent......................................63
   SECTION 12.03  Statements Required in Certificate or Opinion...............63
   SECTION 12.04  Notices.....................................................64
   SECTION 12.05  Notices and Reports to be Delivered to the Rating Agencies..65
   SECTION 12.06  No Proceedings..............................................65

ARTICLE 13.

   VARIABLE FUNDING NOTE......................................................65
   SECTION 13.01  Designation.................................................65
   SECTION 13.02  Certain Definitions.........................................66
   SECTION 13.03  Establishment and Maintenance of Lockbox and Trust
                    Accounts..................................................69
   SECTION 13.04  Required Deposits to the Accounts...........................70
   SECTION 13.05  Application of Funds in the Trust Accounts..................70
   SECTION 13.06  Exchanges for New Series....................................72
   SECTION 13.07  Additional Events of Default; Remedies......................73
   SECTION 13.08  Resignation or Removal of Trustee...........................73

SCHEDULES

Schedule 1 - List of Trust Assets allocated to each Series.

EXHIBITS

EXHIBIT A -    AutoBond Program Manual

EXHIBIT B -    Form of Collateral Assignment

EXHIBIT C-1 -  Form of Variable Funding Note

EXHIBIT C-2 -  Form of Variable Funding Note

EXHIBIT D -    Form of Rule 144A Transferee Letter

EXHIBIT E -    Form of Investor Letter

EXHIBIT F -    Form of Administrator Report (See Servicing Agreement or Series
               Supplement)

EXHIBIT G -    Form of Repurchase Assignment

EXHIBIT H -    Form of Lockbox Agreement


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                                 TRUST INDENTURE

            This TRUST INDENTURE dated as of June 9, 1998, is among AUTOBOND MASTER FUNDING CORPORATION V, a Nevada corporation (the "Company"), AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation, as Administrator (the "Administrator") and individually ("AutoBond"), and DYNEX CAPITAL, INC., as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

            WHEREAS, the Company is a bankruptcy-remote corporation formed for the sole purpose of acquiring from AutoBond and its Affiliates certain automobile finance contracts ("Auto Loans") acquired by AutoBond and certain other rights and properties pertaining thereto;

            WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Notes"), to be issued in one or more Series as in this Indenture provided;

            WHEREAS, the Company intends that the Trustee, on behalf of the Trust Estate (as defined herein) for the benefit of the Noteholders and the Company, will take assignment of the Auto Loans and related rights and benefits, including those under any collateral security agreement, insurance, guarantees and dealer agreements from the Company simultaneously with the acquisition of such Auto Loans by the Company; and

            WHEREAS, the Administrator has been requested and is willing to direct the Trustee to make certain distributions of funds to the Noteholders, the Company and certain creditors in connection with amounts received as proceeds from the Trust Estate and to otherwise perform certain administrative functions in connection with the transactions contemplated hereby.

                NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders and the Company, as follows:

                                GRANTING CLAUSE

            The Company hereby Grants to the Trustee for inclusion in the Trust Estate on each Assignment Date, for the benefit and security of the Noteholders, all of the Company's right, title and interest in and to (a) the Transferred Assets specified in each Collateral Assignment, including the Company's security interests in the Financed Vehicles; (b) all moneys from time to


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time on deposit in any Trust Accounts, including all investments and income from the investment of such moneys, and (c) all income or payments received with respect to any of the foregoing and the proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property. Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes of each Series, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture with respect to the Notes.

            The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the Trust Estate and the interests of the Noteholders and the Company may be adequately and effectively protected as hereinafter provided.

                                   ARTICLE 1.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 1.01 General Definitions.

            Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            Act: with respect to any Noteholder, as defined in Section 1.04.

            Administrator: AutoBond and any permitted successor to such functions in accordance, and in connection with, this Indenture in its capacity as Administrator hereunder, and if AutoBond is acting as Servicer and/or Collection Agent under a Servicing Agreement, also in its capacity as Servicer and/or Collection Agent.

            Administrator Duties: specified in Section 5.03.

            Administrator Order: a written order or request delivered to the Trustee and signed in the name of the Administrator by an Authorized Officer.

            Adverse Claim: any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under this Indenture in favor of the Trustee and the Noteholders.

            Affiliate: of any specified Person, means any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause


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the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

            APR: the annual percentage rate of an Auto Loan as determined according to the related contractual documents with the Obligor thereof.

            Assignment: collectively, with respect to any Receivable, the related Sale Assignment and any Collateral Assignment.

            Assignment Date: each date when Auto Loans are transferred to the Trust Estate.

            Authorized Officer: with respect to any corporation or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or the general partner of such partnership specifically authorized in resolutions of the Board of Directors of such corporation to sign agreements, instruments or other documents in connection with this Indenture on behalf of such corporation or partnership, as the case may be.

            AutoBond: AutoBond Acceptance Corporation, a Texas corporation, and its successors and permitted assigns.

            AutoBond Program Manual: the AutoBond Program Manual (including the Credit and Collection Policies) attached hereto as Exhibit A, as modified from time to time.

            Auto Loan: set forth in the recitals hereto.

            Automobile Loan Sale Agreement: any agreement under which AutoBond purchases Auto Loans from an Originator.

            Board of Directors: either the board of directors of the Company or any duly authorized committee of that board.

            Board Resolution: a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            Business Day: any day other than a Saturday or a Sunday, or another day on which banks in the City of New York, or in Texas (or such other cities and states in which the Corporate Trust Office, the principal administrative offices of the Administrator, Note Registrar and Transfer Agent and Paying Agent or the principal offices of the Servicer or the Administrator are subsequently located, as specified in writing by the Administrator to the other parties hereto) are required, or authorized by law, to close.

            Cash Reserve Account: the account or accounts, if any, so designated, established and maintained by the Trustee pursuant to Section 3.03.


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            Class: with respect to a Series of Notes, each class of Notes so designated within such Series.

            Collateral Assignment: a certificate of assignment by the Company to the Trustee substantially in the form of Exhibit B giving notice of, and evidencing, the pledge of Auto Loans and the related Transferred Assets by the Company to the Trustee on behalf of the Trust Estate.

            Collection Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.02.

            Collection Agent: means the entity designated as such.

            Commission: the Securities and Exchange Commission.

            Company: the Person named as the "Company" in the first paragraph of this instrument.

            Company Order or Company Request: a written order or request delivered to the Trustee and signed in the name of the Company by an Authorized Officer.

            Corporate Trust Office: the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at the address set forth in Section 12.04.

            Credit and Collection Policies: written credit procedures and policies consistent with the requirements of this Indenture and each Servicing Agreement, in effect from time to time, as formulated by the Administrator and comprising part of AutoBond Program Manual.

            Cut-Off Date: with respect to the Receivables specified in any Transfer, the date specified in the related Assignment.

            Dealer: each automobile dealer with whom AutoBond or an Originator has entered into a Dealer Agreement.

            Dealer Agreement: each agreement between a Dealer and either AutoBond or an Originator which provides for, among other things, origination of the Receivables.

            Debt: for any Person, (a) indebtedness of such Person for borrowed money or credit extended, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or


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obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another Person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

            Defaulted Auto Loan: an Auto Loan (a) which by its terms has more than 10% of any installment of principal or interest which is 60 or more days contractually past due and (b) which is not a Liquidated Receivable.

            Defaulted Receivable: as of the end of any Due Period, (a) a Defaulted Auto Loan, (b) a Receivable as to which the proceeds of the sale of the related Financed Vehicle have been received by the Administrator or (c) a Receivable as to which the Administrator has determined (or should have determined in accordance with the Credit and Collection Policies) that no further proceeds other than from the Insurance Policies are expected to be received or that such Receivable is uncollectible and such determination was made at or prior to the last day of such Due Period.

            Default: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            Deposit Date: the Business Day immediately preceding each related Payment Date.

            Depositary: with respect to Notes of any Series issuable in whole or in part in the form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 2.01.

            Determination Date: the 10th day of each month (or the preceding Business Day, if such day is not a Business Day), or as otherwise specified for a Series.

            Due Period: as specified for each Series.

            Eligible Account: a segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company (including the Trustee) whose short term unsecured debt obligations are rated at least P-1 by Moody's or A-1 by Standard & Poor's and whose long term unsecured debt obligations are rated at least A by Standard & Poor's and at least A3 by Moody's; provided, that if only Moody's rates such institution, such single rating shall suffice, or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution with corporate trust powers, subject to regulations regarding fiduciary funds on deposit substantially similar to 12


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C.F.R. ss.9.10(b) and with a long term debt rating of at least A3 by Moody's or
A by Standard & Poor's.

            Eligible Investments: any of the following:

            (i) Aaa-rated obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

            (ii) short-term repurchase agreements on obligations specified in clause (a) having a maturity no greater than the next Payment Date; provided, that the short-term debt obligations of the party agreeing to repurchase are rated no less than A-1 by Standard & Poor's or P-1 by Moody's;

            (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term obligations of such depository institution or trust company are rated no less than A-1 by Standard & Poor's or P-1 by Moody's;

            (iv) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition are rated no less than A-1 by Standard & Poor's or P-1 by Moody's;

            (v) securities of money market funds rated in the highest investment category by Standard & Poor's or Moody's; and

            (vi) such other investment grade investments as shall be acceptable to any applicable Rating Agency and to the holders of at least 75% in aggregate Outstanding principal amount of the Notes of each affected Series, upon prior written approval.

            ERISA: the Employee Retirement Income Security Act of 1974, as amended.

            Event of Administrator Termination: as specified in the designated Servicing Agreement.

            Event of Default: as defined in Section 6.01, as supplemented with respect to any Series.

            Event of Servicing Termination: as specified in the designated Servicing Agreement.

            Exchange Act: the Securities Exchange Act of 1934, as amended.


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            Financed Vehicle: a new or used automobile, van or light-duty truck, the purchase of which the Obligor financed with an Auto Loan.

            GAAP: generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.

            Global Note: a Note that evidences all or part of the Notes of any Series and bears such legend as may be specified as contemplated by Section 2.01 for such Notes.

            Grant: grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Company with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Payments in respect of the Auto Loans and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Company or otherwise, and generally to do and receive anything that the Company is or may be entitled to do or receive thereunder or with respect thereto.

            Governmental Authority: the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

            Holder: a Person in whose name a Note is registered in the Note Register.

            Indenture: this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular Series of Notes established as contemplated by Section 2.01.

            Insurance Policies: the insurance policies, if any issued by each of the Insurers to AutoBond (the benefits of which have been assigned to the Trust Estate as security for the Notes of a designated Series) and listed on Schedule 2 (as modified from time to time), in the case of the Variable Funding Notes, and otherwise as specified with respect to a Series.

            Insurers: each of the insurance companies named in the Insurance Policies.

            Intended Tax Characterization: as specified in Section 4.04(b).

            Interest Payment Date: as specified with respect to a Series.

            Interest Payments: as defined in Section 2.01(d).


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            Issuance Date: as specified with respect to a Series.

            Liquidated Receivable: as specified with respect to a Series.

            List of Receivables: a list containing the Required Information with respect to each Receivable delivered to the Trustee, the Series to which such Receivable is allocated and certified by a duly authorized officer of the Company, which is attached hereto as Schedule 1 (as supplemented from time to time).

            Loan Documents: with respect to an Auto Loan (a) the fully executed original retail installment loan contract and security agreement evidencing such Auto Loan, including the assignment to AutoBond, (b) the original confirmation of title, copy of the application for title or letter of guaranty from the applicable Dealer, as the case may be, for the related Financed Vehicle, (c) a copy of the credit application, and (d) a copy of an executed agreement to provide insurance signed by the Obligor, a binder in respect thereof or the original confirmation of payment of premiums required under the VSI Policy.

            Loan File: with respect to any Auto Loan, the original retail installment loan contract and security agreement evidencing the Auto Loan and originals or copies of such other documents and instruments relating to such Auto Loan and the security interest on the selected Financed Vehicle as specified in the Credit and Collection Policies.

            Lockbox: the lockbox established and maintained pursuant to the Lockbox Operations Agreement.

            Lockbox Account: the account at the Lockbox Bank designated for AutoBond Master Funding Corporation V and any Series and maintained pursuant to the Lockbox Operations Agreement.

            Lockbox Bank: as designated with respect to a Series.

            Lockbox Operations Agreement: the agreement so designated with respect to a Series.

            Maturity: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

            Monthly Trustee Fee: for any Payment Date with respect to a Series, an amount equal to the sum of (A) the product of (i) the aggregate Unpaid Principal Balance of Receivables allocated to such Series at the beginning of the related Due Period, (ii) the Trustee Fee Rate and (iii) 1/12, plus (B) amounts payable to the Trustee under Section 7.06 but not paid by the Administrator.

            Moody's: Moody's Investors Service, Inc. and any successors thereto.


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            Net Payoff Balance: in respect of any Precomputed Receivables, the net payoff less any accrued but unpaid late charges.

            Net Principal Balance: with respect to any Precomputed Receivable, the Net Payoff Balance as of the due date of the last full Scheduled Payment, or if more recent, the due date of the last periodic payment of principal thereon.

            Noteholder: at any time, any Person in whose name a Note is registered in the Note Register.

            Note Rate: the weighted-average interest rate with respect to the Notes of a Series.

            Note Register: as defined in Section 2.03.

            Notes: as set forth in the Recitals to this Indenture.

            Obligor: with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

            Officer's Certificate: with respect to any Person, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary, an Assistant Secretary, or the manager of such Person.

            Opinion of Counsel: a written opinion, which shall be satisfactory in form and substance to the Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Company and who shall be satisfactory to the Trustee and any applicable Rating Agencies.

            Original Principal Balance: the Net Principal Balance of a Precomputed Receivable and otherwise the outstanding Principal Balance of a Receivable, in each case as of the related Cut-Off Date prior to its assignment to the Trust Estate.

            Originator: any Person, from which AutoBond acquires Auto Loans.

            Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and


                                       9

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            (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

            Outstanding Principal Amount: the aggregate unpaid principal amount of the Notes of any Series Outstanding at any time.

            Paying Agent: the Trustee, unless otherwise specified for a Series.

            Payment Date: the 15th day (or, if such day is not a Business Day, the next succeeding Business Day) of each month, commencing as so designated with respect to a Series and ending with the Stated Maturity of such Series.

            Payments: for any Receivable for any Due Period, all amounts received with respect to such Receivable during such Due Period, including, without limitation, payments (including prepayments) from the relevant Obligor (including principal, interest, late fees and other charges), payments from Dealers and warranty rebates, proceeds from any insurance policy, including the Insurance Policies (other than proceeds applied to the restoration or repair, or in certain circumstances, replacement, of the related Financed Vehicle), including amounts which constitute Recoveries on Receivables.

            Percentage: means, with respect to a particular Note within a Class, the percentage obtained by dividing the outstanding principal amount of the related Note by the aggregate Outstanding Principal Amount of all Notes in such Class, or with respect to Notes of a Class within a Series, the percentage obtained by dividing the aggregate outstanding principal amount of the related Notes of such Class, by the aggregate Outstanding Principal Amounts of such Series.

            Person: any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            Precomputed Receivable: any Auto Loan under which earned interest (which may be referred to in the Auto Loan as the add-on finance charge) and principal is determined according to the sum of periodic balances or the sum of monthly balances or the sum of the digits or any equivalent method commonly referred to as the "Rule of 78s".

            Predecessor Notes: with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the


                                       10

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

purpose of this definition, any Note authenticated and delivered under Section
2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

            Principal: with respect to a Note, the amount designated as such.

            Principal Balance: of an Auto Loan means, on any date of determination, the Original Principal Balance minus that portion of all payments made on or prior to such date allocable to principal; provided that, for every Due Period following the Due Period with respect to which an Auto Loan is repurchased by the Administrator in accordance with the provisions of Section
11.03 or as to which the Net Unrealized Amount equals the Unpaid Principal Balance, the Principal Balance shall be deemed to be zero.

            Principal Charge-offs: with respect to any Due Period, the aggregate Net Unrealized Amount experienced for Auto Loans which have become Liquidated Receivables during such Due Period.

            Principal Payments: as defined in Section 2.01(c).

            Rating Agency: any nationally recognized statistical organization rating the Notes of any Series at the request of the Company as specified in the related Supplement.

            Receivable: a fixed rate fully amortizing closed-end consumer installment Auto Loan (upon which interest is calculated based upon either a simple interest basis or the Rule of 78s) arising from the sale of a Financed Vehicle and assigned to the Trustee by the Company as part of the Trust Estate, and includes, without limitation, (a) the related Assignment, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment by the Obligor thereunder, including, without limitation, the Financed Vehicle, AutoBond's or an Originator's rights under the related Dealer Agreement, AutoBond's rights under an Automobile Loan Sale Agreement and the Company's rights under the Sale Agreement, (c) all guarantees, indemnities and warranties, proceeds of insurance policies (including the Insurance Policies), certificates of title or other title documentation and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Auto Loan, (d) all collections and all related Loan Documents, Loan Files and records with respect to the foregoing, and (e) all proceeds of any of the foregoing.

            Record Date: with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

            Records: all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Collection Agent, the Servicer or by or on behalf of the Company with respect to Receivables and the related Obligors.


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            Recoveries on Receivables: for any Due Period, all amounts received by the Servicer, the Administrator, the Company or the Trustee on behalf of the Trust Estate during such Due Period with respect to (a) Defaulted Receivables from any source, including, without limitation, net proceeds from the repossession and liquidation of Financed Vehicles and proceeds of insurance (including insurance maintained by Obligors and the Insurance Policies), and (b) the Repurchase Price of Receivables repurchased by AutoBond pursuant to Section 11.03.

            Reimbursable Administrator Expenses: with respect to any Payment Date, all reasonable and customary out-of-pocket fees and expenses of third parties incurred by the Administrator (including fees and expenses of the Trustee paid by the Administrator under Section 7.06 or otherwise, and expenses related to financing statements and titles required to be paid by the Administrator) in connection with their respective repossession and liquidation activities, including, without limitation, fees of attorneys, appraisers, third party collateral managers and others (who shall have been retained by the Administrator, in accordance with the Servicing Agreement) for the Due Period immediately preceding such Payment Date, but not including expenses paid net of recoveries.

            Related Documents: with respect to any Series each Sale Assignment, each Collateral Assignment, any Automobile Loan Sale Agreement, the Sale Agreement, each Acquisition Agreement, the Insurance Policies, the Servicing Agreement and all documents and instruments required to be delivered hereunder or thereunder.

            Repurchase Price: specified with respect to each Series.

            Required Information: with respect to a Receivable as of the related Cut-Off Date, (a) the name of the Obligor and a description of the Financed Vehicle, (b) the Original Principal Balance and original term, (c) the maturity date of such Receivable, (d) the APR, (e) the state of origination, (f) the dollar amount and the number of Scheduled Payments and (g) whether such Receivable calculates interest based upon a simple interest basis or the Rule of 78s.

            Sale Agreement: the Loan Sale and Contribution Agreement, dated as of June 9, 1998 between AutoBond and the Company, providing for the sale or contribution of the Receivables to the Company.

            Sale Assignment: each assignment executed by AutoBond or an Affiliate in favor of the Company from time to time pursuant to the Sale Agreement conveying Receivables to the Company.

            Scheduled Payment: a payment due on an Auto Loan in accordance with its terms.

            Series: each Series of Notes designated as such pursuant to this Indenture.

            Securities Act: the Securities Act of 1933, as amended.

            Servicer: the servicer designated as such, under the Servicing Agreement and any successor thereto in accordance with this Indenture and the Servicing Agreement.


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

            Servicer Duties: specified in Section 2.04(a) of the Servicing Agreement.

            Servicer Order: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

            Servicing Agreement: as designated with respect to a Series.

            Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

            Stated Maturity: the date on which the entire remaining unpaid Outstanding Principal Amount of a Class of Notes is due and payable.

            Subservicer: any Person with whom the Servicer enters into a Subservicing Agreement.

            Subservicing Agreement: any written contract between the Servicer and any Subservicer, relating to servicing and collection of Receivables, in such form as has been approved pursuant to the Servicing Agreement.

            Subsidiary: as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

            Successor Servicer: specified in Section 2.13(a) of the Servicing Agreement.

            Target Reserve Percentage: as so designated with respect to a Series.

            Tax or Taxes: all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, profits, withholding, excise, property, sales, use, occupation and franchise taxes (including, in each such case, any interest, penalties or additions attributable to or imposed on or with respect to any such taxes, charges, fees or other assessments) imposed by the United States, any state or political subdivision thereof, any foreign government or any other jurisdiction or taxing authority.

            Title Document: with respect to any Auto Loan and the related Financed Vehicle, either (a) the certificate of title for, or other evidence of a security interest in (including, without limitation, dealer guaranty or proof of application for notice of lien), such Financed Vehicle or (b) with respect to any jurisdiction in which the certificate of title or other evidence of ownership is not issued to the holder of a lien, evidence of the security interest in the Financed Vehicle, in each case issued by the department of motor vehicles or other appropriate Governmental Authority in the jurisdiction in which such Financed Vehicle or the Obligor is located.

            Transfer: as specified in Section 4.02(a).


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

            Transfer Notice: as specified in Section 4.02(b).

            Transferred Assets: the Receivables, all monies due or paid in respect of the Receivables after the related Cut-off Date, all rights under each Insurance Policy in respect of the Receivables (but not the obligation to make any payment thereunder to the Insurer or for taxes on premiums paid or payable thereon), all rights of the Company under the Servicing Agreement, each Sale Assignment and the Sale Agreement, including AutoBond's assigned rights under the Dealer Agreements and any Automobile Loan Sale Agreement, all documents contained in the Loan Files relating to the Receivables, all monies due or to become due and all amounts received with respect thereto and all related rights and benefits (but not obligations) and all proceeds of the foregoing.

            Trust Accounts: the Collection Account, the Cash Reserve Account and any other account so designated with respect to such Series.

            Trust Estate: all money, instruments and other property and rights subject to the lien of this Indenture, including all proceeds thereof.

            Trustee: the Person named as the "Trustee" in the first paragraph of this instrument or in an indenture supplemental hereto with respect to a Series, in each case until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of Section 7.07, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

            Trustee Fee Rate: 0.05% per annum.

            UCC: the Uniform Commercial Code as in effect in the relevant state.

            Unpaid Principal Balance: with respect to any Auto Loan as of any Determination Date, (a) for an Auto Loan bearing interest calculable on a simple interest basis, the unpaid principal amount for such Auto Loan or (b) for a Precomputed Receivable, the Net Principal Balance, in each case as of the end of the most recent Due Period; provided that, for any Auto Loan where the Net Unrealized Amount equals the Unpaid Principal Balance, such Unpaid Principal Balance shall thereafter equal zero (other than for purposes of calculating the Repurchase Price, Net Unrealized Amounts and other items designated for such Series).

            VSI Policy: any Vendor's Single Interest Insurance Policy issued by an Insurer, as listed on Schedule 2 (as modified from time to time) and delivered to the Trustee, insuring against risk of physical damage on the Financed Vehicles, and designated as applicable for a particular Series.


                                       14

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

            SECTION 1.02 Compliance Certificates and Opinions.

            Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Company to the Trustee to take any action under any provision of this Indenture, other than any request that
(a) the Trustee authenticate the Notes specified in such request, (b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Company hereunder to the Company's assignee specified in such request, the Trustee shall require the Company to furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            SECTION 1.03 Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer's certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Company shall deliver any document as a condition of


                                       15

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the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b).

            Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default, Event of Administrator Termination or Event of Servicing Termination is a condition precedent to the taking of any action by the Trustee at the request or direction of the Company, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Company's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default, Event of Administrator Termination or Event of Servicing Termination. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default, Event of Administrator Termination or Event of Servicing Termination nor shall the Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.01(a)), Event of Administrator Termination or Event of Servicing Termination unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Company, the Servicer, or any Noteholder.

            SECTION 1.04 Acts of Noteholders, etc.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this
Section 1.04.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.


                                       16

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            (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

            (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

            SECTION 1.05 Notice to Noteholders; Waiver.

            (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.05(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            SECTION 1.06 Effect of Headings and Table of Contents.

            The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 1.07 Successors and Assigns.


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            All covenants and agreements in this Indenture by each of the
Company, the Administrator or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

            SECTION 1.08 GOVERNING LAW.

            THIS TRUST INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS TRUST INDENTURE IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939 AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

            SECTION 1.09 Legal Holidays.

            In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

            SECTION 1.10 Execution in Counterparts.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 1.11 Inspection.

            The Company agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes evidencing at least 25% of the Outstanding Principal Amount of the Notes of any Series, during the Company's normal business hours, to examine all of the books of account, records, reports and other papers of the Company, to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Company hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Company or the performance of and compliance with the covenants and undertakings of the Company and the Administrator in this Indenture, the Sale Agreement and the Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default,


                                       18

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of any right under this Section 1.11 shall be borne by the Company. Nothing contained herein shall be construed as a duty of the Trustee to perform such inspection.

            SECTION 1.12 Survival of Representations and Warranties.

            The representations, warranties and certifications of the Company made in this Indenture or in any certificate or other writing delivered by the Company pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

            SECTION 1.13 Security Forms.

            The Notes of each Series shall be in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. If the form of Notes of any Series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.03 for the authentication and delivery of such Notes.

            The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                                   ARTICLE 2.

                                    THE NOTES

            SECTION 2.01 General Provisions.

            (a) Amount Unlimited; Issuable in Series; Denominations. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

            The Notes may be issued in one or more Series. Pursuant to an Exchange permitted under Section 13.06, there shall be established in one or more indentures supplemental hereto, prior to the issuance of Notes of any Series (other than the Variable Funding Notes established pursuant to Article
13):

            (i) the title of the Notes of the Series (which shall distinguish the Notes of the Series from Notes of any other Series) and the designation of each Class, if any, within such Series;


                                       19

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            (ii) any limit upon the aggregate principal amount of the Notes of the Series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the Series pursuant to Sections 2.04, 2.05 or 9.05 and except for any Notes which, pursuant to Section 2.02, are deemed never to have been authenticated and delivered hereunder);

            (iii) the Person to whom any interest or principal on a Note of the Series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such interest;

            (iv) the Payment Date or Dates on which the principal of any Notes of the Series is payable and the amount of principal payable on such date or dates;

            (v) the rate or rates at which any Notes of the Series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable;

            (vi) the designation of the Lockbox Account and Trust Accounts specific to such Series;

            (vii) the designation of Trust Assets allocable to such Series and the Cutoff Date or Dates applicable thereto;

            (viii) any form of credit enhancement, including surety bonds, letters of credit, derivative contracts, guarantees or cash reserve accounts applicable to such Series (as required by the applicable Rating Agencies);

            (ix) the priority of payments to Noteholders of such Series and to the Trustee, the Servicer, the Collection Agent, any providers of credit enhancement, liquidity or hedging contracts, the Company and any other party with an interest in the proceeds of the allocated Trust Assets;

            (x) the applicable Servicing Agreement and the Servicer and Collection Agent thereunder, if other than AutoBond;

            (xi) the Trustee;

            (xii) representations and warranties of the Company with respect to the allocated Trust Assets, as customarily required for such Series;

            (xiii) the place or places where the principal of and any premium and interest on any Notes of the Series shall be payable;


                                       20

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            (xiv) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any Notes of the Series shall be issuable;

            (xv) the forms of the Notes of such Series;

            (xvi) if applicable, that any Notes of the Series shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the respective Depositaries for such Global Notes, the form of any legend or legends which shall be borne by any such Global Security and any circumstances in which any such Global Security may be exchanged in whole or in part for Notes registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

            (xvii) any addition to or change in the Events of Default which applies to any Notes of the Series and any change in the right of the Trustee or the requisite Holders of such Notes to declare the principal amount thereof due and payable pursuant to Section 6.02 or to liquidate all or a portion of the Trust Estate (in each case, only to the extent customarily required for such a Series);

            (xviii) any addition to or change in the covenants which applies to Notes of the Series (in each case, only to the extent customarily required for such a Series); and

            (xix) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
      Section 9.02).

            (b) Denominations. The Notes of each Series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 2.01(a).

            (c) Principal Payments; Clean-up Call. For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.04 or 6.06, as applicable. Except as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b), except that, upon the Administrator's direction, the Company may redeem the Notes of any Series in their entirety, without premium, as of any Payment Date on which the sum of the Outstanding Principal Amount of the Notes of such Series is less than or equal to ten percent (10%) of the initial Outstanding Principal Amount of the Notes of such Series (after giving effect to all Principal Payments on such Payment
Date). The Administrator will give notice of any such redemption to each Noteholder and the Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all


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interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

            (d) Interest Payments. For each Payment Date, the interest due and payable (the "Interest Payments") with respect to any Series of Notes will be the interest that has accrued on the Notes during the previous Due Period, plus unpaid interest from prior Due Periods, at the designated interest rates. Interest Payments will be made in accordance with Sections 3.04 and 6.06, as applicable. Interest will be calculated as designated with respect to a Series.

            SECTION 2.02 Execution, Authentication, Delivery, and Dating.

            (a) The Notes shall be manually executed on behalf of the Company by its Chairman, President or Vice Chairman.

            (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Company shall bind the Company, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

            (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

            (d) The Notes may from time to time be executed by the Company and delivered to the Trustee for authentication together with a Company Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Company Request.

            SECTION 2.03 Transfer and Exchange.

            (a) The Company shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

            No transfer of any Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom


                                       22

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notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit D hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an accredited investor in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. The Trustee will require, in order to assure compliance with such laws, that the Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Company and the Trustee as to the facts surrounding such transfer in the form of Exhibit E hereto. Except in the case of a transfer of Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after two years from the Issuance Date, the Administrator shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee, the Administrator or the Company). None of the Company, the Administrator or the Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

            Neither the Trustee nor the Note Registrar shall effect the registration of transfer of any Note, if after giving effect to such transfer, the Notes of such Series would be held by more than ninety-eight Noteholders.

            (b) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office of the Company designated pursuant to Section
8.02 for such purpose, the Company shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount.

            (c) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

            (d) No service charge shall be made for any registration of transfer or exchange of Notes, but the Company or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 not involving any transfer.

            (e) The Administrator agrees to cause the Company, and the Company agrees, to provide such information as required under Rule 144A under the Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.


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            SECTION 2.04 Mutilated, Destroyed, Lost and Stolen Notes.

            (a) If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Company in its discretion may, instead of issuing a replacement Note, pay such Note.

            (d) Upon the issuance of any replacement Note under this Section, the Company or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

            (e) Every replacement Note issued pursuant to this Section 2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION 2.05 Payment of Interest and Principal; Rights Preserved.

            (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Company on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by check mailed to the address specified in the Note Register, or upon the request of a holder of more than $1,000,000 original principal amount of Notes, by wire transfer of federal funds to the account and number specified in the Note Register, in each case on such Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified by such purchaser to the Trustee in writing, or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date).


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            (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

            SECTION 2.06 Persons Deemed Owners.

            Prior to due presentment of a Note for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 2.07 Cancellation.

            All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Company Order.

            SECTION 2.08 Noteholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. In the event the Trustee no longer serves as the Note Registrar, the Company (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

            SECTION 2.09 Treasury Notes.

            In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes held or redeemed by the Company or any other obligor upon the Notes or held by an Affiliate of the Company shall be considered as though not outstanding, except that for the purposes of determining whether the


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Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a corporate trust officer of the Trustee knows are so owned shall be so disregarded.

                                   ARTICLE 3.

                            ACCOUNTS; COLLECTION AND
                         APPLICATION OF MONEYS; REPORTS

            SECTION 3.01 Trust Accounts; Investments by Trustee.

            (a) On or before the Issuance Date for any Series, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders of such Series and the Company to the extent of their interests therein as provided in this Indenture and in the Servicing Agreement, the Trust Accounts designated for such Series, which accounts shall be Eligible Accounts maintained at the Corporate Trust Office.

Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

            (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified pursuant to Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Administrator. Unless the Trustee is advised differently in writing by the Administrator, the Trustee shall assume that any amount remitted to it is to be deposited into the designated Collection Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

            (c) None of the Administrator, the Trustee nor the institution then acting as Trustee shall have any right of set-off with respect to any Lockbox Account or any Trust Account, or any investment therein.

            (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Trustee pursuant to an Administrator Order in one or more Eligible Investments. Subject to the


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

restrictions on the maturity of investments set forth in Section 3.01(f), each such Administrator Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Administrator, as the case may be, identified therein, in each case in such amounts as such Administrator Order shall specify.

            (e) In the event that either (i) the Administrator shall have failed to give investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in one or more Eligible Investments, in accordance with Section 3.02(d). All investments made by the Trustee shall mature no later than the maturity date therefore permitted by Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency that the liquidation of such Eligible Investments prior to their respective maturity dates will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes of such Series.

            (f) No investment of any amount held in any Trust Account shall mature later than the Deposit Date preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Trustee in such account immediately upon receipt.

            (g) Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

            (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

            (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

            (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

            (h) If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Administrator Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.


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            (i) The Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment. The Trustee may trade with itself or an Affiliate in the purchase or sale of Eligible Investments.

            SECTION 3.02 Establishment and Administration of the Lockbox and the Collection Accounts. (a) The Administrator shall cause to be established and maintained at all times a Lockbox and related Lockbox Account pursuant to the designated Lockbox Agreement for such Series, of which such Lockbox and Lockbox Account shall be in the name of, and shall be maintained on behalf of the Trustee, for the benefit of the allocated Trust Estate. Each Collection Account shall be an Eligible Account initially established at the office of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held solely for the benefit of the Series. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in each Lockbox Account and each Collection Account and in all proceeds thereof. Each Lockbox Account and each Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders as their interests appear in the designated Trust Estate. The Administrator or Servicer agrees to cause the Lockbox Bank to sweep funds from each Lockbox to the related Lockbox Account on a daily basis and from each Lockbox Account to the related Collection Account at least once each week. The Administrator agrees to require, and to cause the Servicer to require, that all Payments by Obligors on Auto Loans be made to the Lockbox (and that only Payments on Receivables will be received in the Lockbox Account and no other funds other than funds in which the Trust Estate has an interest hereunder will be commingled therein). If, at any time, the Collection Account ceases to be an Eligible Account, the Administrator and the Trustee shall within 5 Business Days establish a new Collection Account which shall be an Eligible Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account".

            (b) The Administrator shall cause the Servicer to deposit into the applicable Collection Account, as soon as practicable, but in no event later than the close of business on the second Business Day after the date of receipt thereof (i) all amounts representing Payments (net of insufficient fund fees and overpayment credits), if any, collected by the Servicer or anyone else and (ii) all Recoveries on Receivables received by the Servicer during such Due Period.

            (c) Each of the Administrator and the Company shall immediately deposit and pay directly into the applicable Lockbox Account any Payments it may receive, all Recoveries on Receivables and the Repurchase Price of Receivables repurchased by it pursuant to Section 11.03 hereof, with a written notice to the Servicer of such remittance.

            (d) The Administrator shall direct the Trustee in writing to invest, and the Trustee shall so invest, the amounts in each Collection Account in specified Eligible Investments that mature not later than the next succeeding Deposit Date; provided, that any Eligible Investment as


                                       28

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to which the Trustee is the obligor in its individual capacity may mature not later than such Payment Date. If the Trustee receives no such direction, such amounts shall be invested in mutual funds maintained by the Trustee (or an Affiliate of the Trustee), provided such mutual funds constitute Eligible Investments; and provided, further, that such mutual funds maintain at all times a net asset value of $1 per share. The Trustee may trade with itself or an Affiliate in the purchase or sale of Eligible Investments. The Trustee shall not be liable for any losses suffered on amounts invested hereunder so long as such investments are Eligible Investments satisfying the timing requirements specified in the first sentence of this Section 3.02(d).

            (e) The Administrator shall instruct the Trustee in writing to make withdrawals and payments from each Collection Account for the purposes of carrying out the Administrator's and the Trustee's duties hereunder.

            SECTION 3.03 Establishment and Administration of Cash Reserve Accounts. If so designated with respect to a Series, on or prior to each Issuance Date, the Administrator shall cause to be established and maintained at all times a Cash Reserve Account on behalf of and in the name of the Trustee for the benefit of the Trust Estate allocated to such Series. Each Cash Reserve Account shall be an Eligible Account initially established at the offices of the Trustee. If, at any time, the Cash Reserve Account ceases to be an Eligible Account, the Administrator on behalf of the Trustee shall within 5 Business Days establish a new Cash Reserve Account which shall be an Eligible Account, transfer any cash and/or any investments to such new Cash Reserve Account and from the date such new Cash Reserve Account is established, it shall be the "Cash Reserve Account" in the name of the Trustee for the benefit of the Trust Estate. If applicable for such Series, on the Issuance Date, the Company shall deposit an amount equal to the Initial Cash Reserve Account Deposit into the Cash Reserve Account which amounts shall be allocated in the manner provided herein.

            (a) The Administrator shall deliver or cause to be delivered to the Trustee no later than the Business Day following any applicable Determination Date a written notice (a "Cash Reserve Account Withdrawal Notice") requesting the withdrawal and application of funds in each Cash Reserve Account in accordance with the terms of the designated Series, and the Trustee shall so withdraw and allocate such funds.

            (b) Funds on deposit in the Cash Reserve Account shall be invested in accordance with Section 3.01.

            SECTION 3.04 Distributions.

            (a) Distributions from that portion of Trust Assets allocated to such Series will be made by the Trustee in accordance with the terms of such Series.

            (b) On the first Business Day following the Payment Date on which all Noteholders of a given Series have been paid in full, all amounts held in the applicable Trust Accounts, if any, shall be disbursed to the Company and all interests of the Trust Estate in all Receivables allocated to such Series which have an outstanding balance shall be reconveyed by the Trustee to the Company. Such disbursement and reconveyance shall constitute the final


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payment to which the Company is entitled with respect to its Company Interest pursuant to the terms of this Indenture.

            SECTION 3.05 Reports to Noteholders. On each Payment Date, concurrently with the distribution or allocation to the Noteholders, the Trustee shall furnish to the Noteholders (with a copy to each Rating Agency), a report (which the Administrator covenants to timely prepare and deliver to the Trustee at least one Business Day prior to such Payment Date) prepared by the Administrator substantially in the form designated for such Series. Such report shall include a certification (i) that the information contained in such report is accurate, (ii) that no Event of Administrator Termination, or event that with notice or lapse of time or both would become an Event of Administrator Termination, has occurred, or if an Event of Administrator Termination or such event has occurred and is continuing, specifying the Event of Administrator Termination or such event and its status and (iii) that the representations and warranties of the Administrator contained in the Servicing Agreement are true and correct as though made on and as of the date of such certificate.

            Notwithstanding any provision of this Agreement to the contrary, the Trustee shall have no duty or obligation with respect to the information provided via the monthly computer tape or diskette, including, without limitation, to verify, monitor or otherwise supervise or administer the performance of the Servicer or the Administrator.

            SECTION 3.06 Returned Payments. If the principal amount of any Note or any other amount payable under any Note (including interest) shall have been reduced by any distribution or allocation of any portion of collections or other Payments on Receivables, and thereafter such distribution or allocation is rescinded or must otherwise be returned by or on behalf of the recipient thereof to the Company, the Trust Estate or any other creditor of the Company for any reason, such principal or other amount distributed or allocated in respect of such Note shall be increased by the amount of such distribution or allocation to the extent so returned, all as though such distribution or allocation had not been made.


                                   ARTICLE 4.

                                THE TRUST ESTATE

            SECTION 4.01 Acceptance by Trustee and Agreement to Act as Custodian. (a) Pursuant to each Collateral Assignment, the Trustee will acknowledge the conveyance of the Transferred Assets and the receipt of Loan Documents and other Transferred Assets conveyed by the Company pursuant to such Collateral Assignment and the Trustee will hold such Receivables, the Loan Documents and all other Trust Assets comprising the Trust Estate, to the extent allocated to a Series, in trust for the benefit of the Noteholders of such Series subject to the terms and provisions hereof.

            (b) The Trustee shall perform its duties under this Section 4.01 and hereunder on behalf of the Trust Estate and for the benefit of the Noteholders in accordance with the terms of this Indenture and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:

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            (i) any relationship that the Trustee or any Affiliate of the
      Trustee may have with the related Obligor;

            (ii) the ownership of any Note by the Trustee or any Affiliate of the Trustee;

            (iii) the Trustee's right to receive compensation for its services hereunder or with respect to any particular transaction; or

            (iv) the ownership, or holding in trust for others, by the Trustee of any other automobile loans or property.

            (v) The Trustee shall promptly report to the Administrator, each Rating Agency and the Noteholders any failure by it to hold the Loan Documents as herein provided and shall promptly take appropriate action to remedy any such failure but shall be liable therefor only to the extent
      (i) any such failure is caused by the acts or omissions of the Trustee and
      (ii) such remedial action is or was at the time of such failure otherwise within its capabilities or control. As custodian, the Trustee shall have and perform the following powers and duties:

                  (A) hold the Loan Documents for the benefit of the Noteholders of the allocated Series, maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Indenture, and maintain a current inventory thereof;

                  (B) implement policies and procedures in accordance with the
            Trustee's normal business practices with respect to custody of the Loan Documents so that the integrity and physical possession of the Loan Documents will be maintained; and

                  (C) attend to all details in connection with maintaining
            custody of the Loan Documents on behalf of the Trust Estate.

            (vi) In acting as custodian of the Loan Documents and as Trustee hereunder, the Trustee agrees further that it does not and will not have or assert any interest in the Trust Assets in its individual capacity. Promptly upon the Trustee's receipt thereof, the Trustee on behalf of the Trust Estate shall mark the Loan Documents and its master data processing records to reflect that the Trust Estate has been assigned the Receivables and that such Receivables have been allocated to a particular Series as provided herein and in the applicable supplemental indenture.

            (vii) The Trustee agrees to maintain the related Loan Documents at its office located in Glen Allen, Virginia or at such other offices of the Trustee or its agent as shall from time to time be identified by prior written notice to the Administrator and the Noteholders; provided that prior to relocating any Loan Documents at any of such other offices, the Trustee shall have obtained an Opinion of Counsel as to the Trustee's

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

      perfected security interest in the Auto Loans. Subject to the foregoing, the Trustee may temporarily move individual Loan Documents or any portion thereof without notice as necessary to conduct collection and other servicing activities.

            SECTION 4.02 Subsequent Transfers. (a) On each Assignment Date the Company shall request that the Trust Estate acquire and the Trust Estate shall so acquire Receivables (each, a "Transfer") from the Company on the terms and subject to the conditions of this Indenture; provided, however, that the conditions specified in Section 4.03 shall have been satisfied; and provided, further, that the Administrator may cause the Company to contribute (i), if applicable, Receivables that satisfy Section 11.02(a) to the Trust Estate as allocated to a Series on any Payment Date and (ii) funds for deposit in a Cash Reserve Account at any time.

            (b) On any Business Day which is an Assignment Date after the Issuance Date for a Series, the Company shall give the Administrator, the Trustee and the Servicer written notice of each Transfer (in each case, a "Transfer Notice") specifying the Unpaid Principal Balance of each Receivable transferred thereby to the Trust Estate on such Assignment Date. The Administrator shall independently confirm and hereby represents and warrants as to, and the Trustee may, without any duty to make any independent investigation with respect thereto, rely on, the facts set forth in such Transfer Notice.

            (c) On each Assignment Date following its delivery of a Transfer Notice, the Company will complete, execute and deliver a Collateral Assignment to the Administrator and the Trustee. The Administrator and the Trustee, as custodian for and on behalf of the Trust Estate, shall thereupon execute such Collateral Assignment and deliver executed copies thereof to each other and to the Company and the Noteholders.

            (d) Following delivery of a duly executed Collateral Assignment, subject to the satisfaction of the conditions set forth in Sections 4.02(a) and 4.03, all Receivables specified in such Collateral Assignment (including all Payments allocable to principal and interest received after the related Cut-off
Date) will be assigned to the Trustee on behalf of the Trust Estate and such Receivables shall become Trust Assets and part of the Trust Estate, as allocated to a particular Series.

            SECTION 4.03 Conditions Precedent to All Transfers.

            Each Transfer shall be subject to the conditions precedent that:

            (a) On the related Assignment Date (including the initial Transfer on the date hereof), the Company (with respect to itself and the Receivables) and the Administrator shall have certified and are deemed to have represented and warranted hereunder and shall so represent and warrant in the related Collateral Assignment that:

            (i) the representations and warranties (A) of the Company and AutoBond set forth in Sections 11.01 and 11.02 hereof and (B) of the Administrator set forth in the applicable Servicing Agreement, are true and correct on and as of such date, before and after giving effect to such Transfer, as though made on and as of such date;

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

            (ii) no event has occurred, or would result from such Transfer or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

            (iii) each of the Company and AutoBond is in material compliance with each of its covenants set forth herein and in all Related Documents;

            (iv) no event has occurred which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both; and

            (v) no event has occurred which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both.

            (b) The Company shall have delivered to the Trustee (with a copy to each Rating Agency and the Noteholders of the applicable Series) as custodian for and on behalf of the Trust Estate an executed copy of the related Collateral Assignment and an Officer's Certificate stating and representing and warranting (and hereby represents and warrants) that all conditions precedent to the effectiveness thereof as specified herein shall have been satisfied;

            (c) The Trustee shall have confirmed receipt of the Loan Documents with respect to the Receivables subject to such Transfer; and

            (d) No Responsible Officer of the Trustee has actual knowledge that any conditions to such Transfer have not been fulfilled and no Noteholder shall have notified the Trustee of the same, and the Trustee shall have received such other documents, opinions, certificates and instruments as any Noteholder or the Trustee may request.

            SECTION 4.04 Grant of Security Interest; Tax Treatment. (a) For purposes of legal form and the Intended Tax Characterization, it is the intention of the parties hereto that this Indenture and each related Collateral Assignment shall constitute a security agreement under applicable law, and that the Company has granted to the Trustee on behalf of the Trust Estate for the benefit of the Noteholders, the Company and other creditors of the Trust Estate, a first priority perfected security interest in all of the Company's right, title and interest in, to and under the Transferred Assets and the other Trust Assets. The Trustee shall treat the Trust Estate as a security device for tax purposes and shall not file tax returns or obtain an employer identification number on behalf of the Trust Estate; provided, however, that if any Class of Notes is recharacterized as equity interests in the Trust Estate for tax purposes, the parties hereto agree to treat the Trust Estate (for tax purposes only) as a partnership under the New York Uniform Partnership Act in which the Company was a general partner and each such recharacterized Noteholder was a limited partner. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment. The conveyance by the Company of the Transferred Assets to the Trustee on behalf of the Trust Estate on each Assignment Date shall not

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

constitute and are not intended to result in an assumption by the Trustee or any Noteholder (other than the Company or any Affiliate of any obligations at the Trust Estate or of the Company) of any obligation of the Company or the Administrator to the Obligors, the insurers under any insurance policies including the VSI Policies, or any other Person in connection with the Transferred Assets.

            (b) It is the intention of the parties hereto that, with respect to all Taxes, the Notes will be treated as indebtedness of the Company to the Noteholders secured by the Transferred Assets (the "Intended Tax Characterization"). The Company, the Administrator and the Trustee, by entering into this Agreement, and each Noteholder by the purchase of a Note, agree to report such transactions for purposes of all Taxes in a manner consistent with the Intended Tax Characterization.

            (c) The Company and the Administrator shall take no action inconsistent with the Trustee's interest in the Transferred Assets and shall indicate or shall cause to be indicated in its books and records held on its behalf that each Receivable and the other Transferred Assets has been assigned to the Trustee on behalf of the Trust Estate and the Noteholders.

            SECTION 4.05 Further Action Evidencing Assignments. (a) The Company and the Administrator each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Administrator, the Servicer or the Trustee or Noteholders of a Series with a Percentage greater than 50% may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Transferred Assets allocated to such Series or to enable the Trustee to exercise or enforce any of its rights hereunder, and under any Collateral Assignment. Without limiting the generality of the foregoing, the Company will, without the necessity of a request and upon the request of the Administrator or the Trustee, execute and file (or cause to be executed and filed) such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements with the office of the Secretary of State of the state of Nevada (and other locations): (i) each Assignment Date, and (ii) prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Agreement seriously misleading within the meaning of applicable provisions of the UCC (and the Company shall give the Trustee at least 10 Business Days prior notice of any circumstance in (ii) before the same occurs). The Company shall deliver promptly to the Trustee file-stamped copies of any such filing.

            (b) (i) The Company hereby grants to each of the Administrator and the Trustee a power of attorney to execute all documents on behalf of the Company as may be necessary or desirable to effectuate the foregoing and (ii) AutoBond hereby grants to the Trustee a power of attorney to execute all documents on behalf of AutoBond as may be necessary or desirable to effectuate the foregoing; provided, however, that such grant shall not create a duty on the Trustee to file, prepare, record or monitor or any responsibility for the contents or adequacy of any such documents.


                                   ARTICLE 5.

                            SERVICING OF TRUST ASSETS

            SECTION 5.01 Appointment of Servicer. For each Series hereunder, there shall be designated a Servicing Agreement for the servicing, administration and collection of the Receivables and the Trustee shall enforce the provisions thereof on behalf of the Noteholders.

            SECTION 5.02 Appointment of Administrator; Monthly Administration Fee. (a) AutoBond agrees to act as the Administrator under this Indenture and the Noteholders by their acceptance of Notes consent to AutoBond acting as Administrator subject to the terms and conditions hereof. AutoBond shall cease to act as the Administrator hereunder with respect to any Series, in each case after the determination of the Trustee or the holders of more than 50% of the principal amount of the affected Notes upon the occurrence of an Event of Administrator Termination under the related Servicing Agreement, whereupon the Trustee shall assume the Administrator's duties hereunder (but not including collection agent duties under the Servicing Agreement and the duties specified in Section 5.03(a)(i)-(vi), which shall remain duties of AutoBond until a successor to such duties is appointed) as additional Trustee duties. The Administrator shall have no right to voluntarily resign from its duties and obligations hereunder.

            (b) The Administrator shall conduct the duties specified herein and as specified in each Servicing Agreement (together, the "Administrator Duties") in accordance with (i) customary and prudent business practices for the performance of similar activities, all applicable laws, rules and regulations and contracts with respect to it, its business and properties and all Receivables, Insurance Policies, and other Trust Assets with respect thereto and, (ii) to the extent consistent with the foregoing, in the same manner in which, and the same care, skill, prudence and diligence with which, it performs similar management and administrative services for its own account or on behalf of other Persons giving due consideration to customary and prudent business practices.

            (c) As compensation for its services hereunder and under the Servicing Agreement, subject to the terms and conditions hereof and thereof, the Trustee shall remit to the Administrator such fees as may be designated from time to time in respect of a particular Series.

            SECTION 5.03 Duties and Responsibilities of the Administrator. (a) In addition to the other duties specified in this Indenture and in the Servicing Agreement, the Administrator Duties shall, on behalf of the Trust Estate, consist of: (i) administering collections on the Receivables; (ii) arranging for and administering repossessions of the Financed Vehicles related to the Receivables; (iii) disposing of each Financed Vehicle related to a Receivable whether following repossession or otherwise; (iv) maximizing collections of Receivables, and filing of insurance claims under and in accordance with the Insurance Policies (if any) with respect to each Auto Loan affected by a repossession or otherwise; (v) delivering to the Trustee and to any

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

Noteholder with a Percentage of at least 50% in respect of a Series upon the request of such Noteholder the List of Receivables allocated to such Series as amended from time to time, on each Assignment Date; and (vi) formulating the Credit and Collection Policies, from time to time.

            (b) Other than in connection with its duty as Collection Agent or Servicer to effect liquidations of Financed Vehicles and its obligation to make repurchases of Receivables hereunder, AutoBond shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or written respect to, any Receivable (or any right to receive income in respect thereof), or any Collection Account.


                                   ARTICLE 6.

                           EVENTS OF DEFAULT; REMEDIES

            SECTION 6.01 Events of Default.

            "Event of Default," wherever used herein with respect to Notes of any Series, means any one of the following:

            (a) (i) default in the making of Principal Payments or Interest Payments in respect of any Note of that Series when such become due and payable, and continuance of such default for one Business Day; or (ii) failure to make any deposit when due hereunder or under the applicable Servicing Agreement and continuance of such default for one Business Day; or

            (b) failure of AutoBond to repurchase pursuant to Section 11.03 any Auto Loans allocated to such Series, and such failure continues for 30 days; or

            (c) default in the performance, or breach, of any covenant of the Company or the Administrator in this Indenture and applicable to such Series (other than a covenant dealing with a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 6.01) and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of the Company or the Administrator first acquiring knowledge thereof, (ii) the Trustee's giving written notice thereof to the Company or
(iii) the holders of a majority of the then Outstanding Principal Amount of the Notes of such Series giving written notice thereof to the Company and the Trustee; or

            (d) if any representation or warranty of the Company or the Administrator made in this Indenture and applicable to such Series shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days after notice of breach from the Trustee or the holders of a majority of Outstanding Principal Amount of the Notes of such Series; provided, however, that a breach of any representation or warranty made by the Company or the Administrator in Section 11.02 with respect to any of the Auto Loans or the interests in the Financed Vehicles shall not constitute an Event of Default if the Company or the Administrator repurchases such Receivables in accordance with Section 11.03(a); or

            (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Company's failure to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (g) an Event of Administrator Termination under the Servicing Agreement applicable to such Series shall have occurred and be continuing; or

            (h) any Transfer shall for any reason (other than pursuant to the terms hereof) cease to create a valid and perfected first priority security interest (within the meaning of the UCC) in the Auto Loans taken as a whole and the related security and collections with respect thereto in favor of the Trustee on behalf of the Trust Estate, or the applicable Note shall for any reason cease to be entitled to the benefits of security interest (within the meaning of the UCC) in the Receivables and related security and other Transferred Assets allocated to such Series, to the extent of such Note's purported interest therein; or

            (i) AutoBond shall at any time cease to own, directly or indirectly, at least 100% of the outstanding shares of common stock of the Company; or

            (j) a judgment or judgments aggregating in excess of $250,000 shall be entered against the Company and shall not be paid, stayed or dismissed within 30 days thereof; or

            (k) any other Event of Default provided with respect to Notes of that Series.

            SECTION 6.02 Acceleration of Maturity; Rescission and Annulment.

            (a) If an Event of Default of the kind specified in Section 6.01(e) or Section 6.01(f) occurs, the unpaid principal amount of the Notes of each Series shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company. If an Event of Default (other than an Event of Default of the kind described in Section 6.01
(e) or Section 6.01(f)) with respect to Notes of any Series occurs and is continuing, then and in every such case the Trustee shall, if so directed by the holders of Notes evidencing at least 66-2/3% of the then Outstanding Principal Amount of the most senior Class of such Series (or if the Notes of such Class are no longer Outstanding, the holders of Notes evidencing at least 66-2/3% of the then Outstanding Principal Amount of the next most senior Class, and so on), or the holders of at least 66-2/3% of the then Outstanding Principal Amount of Notes of such Series may, declare the unpaid principal amount of all the Notes of such Series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

            (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a like percentage of Notes of such Series by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all Principal Payments on any Notes of such Series which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate plus two percent (2%) per annum,

                  (B) all Interest Payments due with respect to any Notes of such Series and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

                  (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of each of the Trustee, the Servicer and the Administrator, its agents and counsel;

      and

            (ii) all Events of Default with respect to Notes of that Series, other than the non-payment of the Outstanding Principal Amount of the Notes of such Series which become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

            SECTION 6.03 Remedies.

            (a) If an Event of Default with respect to Notes of any Series occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder of such Series as set forth in Section 7.02 and shall solicit such Noteholders for advice. The Trustee shall then take such action as so directed by the holders of at least 66-2/3% of the Outstanding Principal Amount of the Notes of such Series, subject to the provisions of this Indenture.

            (b) Following any acceleration of the Notes of any Series, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate allocated to such Series as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

            (c) (i) If an Event of Default specified in Section 6.01(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid with respect to the affected Series of Notes.

            (ii) If an Event of Default occurs and is continuing, the Trustee may in its discretion, and at the instruction of an aggregate Percentage of greater than 50% of the Noteholders of each affected Series shall, proceed to protect and enforce its rights and the rights of the Noteholders of such Series by such appropriate judicial or other proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Trustee shall notify the Company, the Administrator, the Servicer, the Noteholders of such Series and each applicable Rating Agency of any such action.

            (d) If (i) the Trustee shall have received instructions within 90 days from the date notice pursuant to Section 6.03(a) is first given from holders of each Class of Notes of such Series evidencing more than 50% of the aggregate unpaid principal amount of such Class of Notes, to the effect that such Persons approve of or request the liquidation of the Trust Assets allocated to such Series and do not wish to continue such Trust Estate pursuant to the terms of this Indenture or (ii) upon an Event of Default set forth in Section 6.01(e) or (f), the Trust Estate allocated to such Series shall be terminated and, the Trustee shall to the extent lawful, promptly sell, dispose of or otherwise liquidate the Trust Assets allocated to such Series in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided, however, that, upon an Event of Default set forth in Section 6.01(e) or (f), to the extent holders of the Notes evidencing more than 50% of the aggregate principal amount of each Class of Notes of such Series notify the Trustee that they wish to reconstitute the Trust Estate, such liquidation shall not occur and the parties hereto agree that the Trust Estate allocated to such Series shall be reconstituted pursuant to a new indenture or amendment hereto on applicable terms identical hereto. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator of the Company that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

            SECTION 6.04 Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, or any other obligor upon the Notes, or the property of the Company, or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes or any amounts owing on the Receivables or the other Trust Assets and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding; and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee and any predecessor Trustee under Section 7.06.

            (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Receivables or the other Trust Assets or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

            SECTION 6.05 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Agreement, the Notes, the Receivables or the other Trust Assets may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and pursuant to the priorities contemplated by
Section 3.04.

            SECTION 6.06 Application of Money Collected. Any money collected by the Trustee pursuant to this Article 6 shall be deposited in the applicable Collection Account or Accounts for disbursement in accordance with the provisions of Article 3.

            SECTION 6.07 Limitation on Suits. No Noteholder of any Series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for any other remedy hereunder, unless:

            (a) there is a continuing Event of Default with respect to such Series and such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) within 30 days after notice, the Noteholders holding an aggregate Percentage of greater than 50% of such Series shall not have objected to such Noteholder's written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Noteholder or Noteholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Noteholders of at least 66-2/3% in aggregate principal amount of the Outstanding Notes of such Series;

it being understood and intended that no one or more of such Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the ratable benefit of all such Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, AutoBond shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Section 3.04) or for the appointment of a receiver or trustee (including without limitation a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 6.07 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.09 hereof.

            SECTION 6.08 Unconditional Right of Noteholders to Receive Principal and Interest.

            Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the allocated Trust Estate, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and such right shall not be impaired without the consent of such Noteholder.

            SECTION 6.09 Restoration of Rights and Remedies.

            If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

            SECTION 6.10 Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of
Section 2.04, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 6.11 Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

            SECTION 6.12 Control by Noteholders.

            Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of at least 66-2/3% of the then Outstanding Principal Amount of the Notes of any Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes of such Series. Notwithstanding the foregoing,


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            (i) no such direction shall be in conflict with any rule of law or with this Indenture;

            (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

            (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder of such Series.

            SECTION 6.13 Waiver of Events of Default.

            (a) The holders of at least 66-2/3% of the then Outstanding Principal Amount of the Notes of any Series may, by one or more instruments in writing, waive any Event of Default on behalf of all Noteholders of such Series hereunder and its consequences, except a continuing Event of Default:

            (i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the holder of such Note), or

            (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the holder of each Outstanding Note affected (which only may be waived by the holders of all Outstanding Notes affected).

            (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Company to the Trustee and each Noteholder. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

            SECTION 6.14 Undertaking for Costs.

            All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes of any Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on


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any Note on or after the Maturities for such payments, including the Stated
Maturity as applicable.

            SECTION 6.15 Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted allocated to a Series of Notes.

            SECTION 6.16 Sale of Trust Estate.

            (a) The power to effect any sale of any portion of the Trust Estate allocated to a Series of Notes pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate so allocated shall have been sold or all amounts payable on the Notes of such Series shall have been paid. The Trustee may from time to time, upon directions in accordance with
Section 6.12, postpone any public sale by public announcement made at the time and place of such sale.

            (b) To the extent permitted by applicable law, the Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.03(d).

            (c) In connection with a sale of all or any portion of the Trust
Estate:

            (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

            (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

            (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Company to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and


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            (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.


                                   ARTICLE 7.

                                   THE TRUSTEE

            SECTION 7.01 Certain Duties. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee (including, without limitation, the duties referred to in each Servicing Agreement during the continuance of an Event of Servicing Termination, or an Event of Administrator Termination resulting in the appointment of the Trustee as Successor Servicer under any Servicing Agreement).

            (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (c) In case an Event of Default, an Event of Servicing Termination (resulting in the appointment of the Trustee as Successor Servicer under any Servicing Agreement) or an Event of Administrator Termination (resulting in the appointment of the Trustee as successor Administrator under any Servicing Agreement) has occurred and is continuing with respect to any Series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs; provided, however, that no provision in this Indenture shall be construed to limit the obligations of the Trustee to provide notices under Section 7.02.

            (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (e) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


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            (i) this Section shall not be construed to limit the effect of
      Section 7.01(a) and (b);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of the requisite principal amount of the outstanding Notes, or in accordance with any written direction delivered to it under Section 6.02(a), relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

            (g) The Trustee makes no representations or warranties with respect to the Trust Assets or the validity or sufficiency of any assignment of the Receivables to the Company or to the Trust Estate.

            SECTION 7.02 Notice of Events of Default. The Trustee shall promptly (but in any event within five Business Days) notify the applicable Rating Agencies, the Administrator, the Servicer and the Noteholders of any Series upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Event of Default, an Event of Servicing Termination, or an Event of Administrator Termination or would constitute an Event of Default, an Event of Servicing Termination, or an Event of Administrator Termination but for the requirement that notice be given or time elapse or both, in each case with respect to such Series, unless such default shall have been cured or waived; provided, further, that this Section 7.02 shall not limit the obligations of the Trustee to provide notices expressly required by this Indenture.

            SECTION 7.03 Certain Matters Affecting the Trustee. Subject to the provisions of Section 7.01:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) Any request or direction of any Noteholders, the Administrator, the Company, or the Servicer mentioned herein shall be in writing;

            (c) Whenever in the performance of its duties hereunder the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action


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

hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or Opinion of Counsel;

            (d) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

            (e) Prior to the occurrence of an Event of Default, an Event of Servicing Termination, or an Event of Administrator Termination, or after the curing of all Events of Default, Events of Servicing Termination or Events of Administrator Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by Noteholders of any affected Series holding an aggregate Percentage of more than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Administrator or, if paid by the Trustee, shall be reimbursed by the Administrator upon demand; and

            (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Trustee) and the Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder.

            SECTION 7.04 Trustee Not Liable for Notes or Receivables. (a) The Trustee makes no representations as to the validity or sufficiency of this Indenture or any Related Document, the Notes (other than the authentication thereof) or of any Receivable. The Trustee shall not be accountable for the use or application by the Company of funds paid to the Company in consideration of conveyance of the Receivables to the Trust Estate.

            (b) Except with respect to the Trustee in its capacity as Successor Servicer pursuant to the Servicing Agreement, the Trustee shall have no responsibility or liability for or with respect to: the validity of any security interest in any Financed Vehicle; the existence or validity of any Receivable, the validity of the assignment of any Receivable to the Trust Estate or of any intervening assignment; the review of any Receivable, any Loan File or the Electronic Ledger as defined in the Servicing Agreement, the completeness of any Loan File, the receipt by it or its custodian of any Receivable or Loan File (it being understood that the Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Receivable; the compliance by the Administrator, the Company or the Servicer with any covenant or the breach by the Administrator or the Company of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation; the acts or omissions of the Administrator, the Servicer or any Obligor or Dealer; or any action of the Administrator or the Servicer taken in the name of the Trustee.


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

            SECTION 7.05 Trustee May Own Notes. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Trustee.

            SECTION 7.06 The Administrator to Pay Trustee's Fees and Expenses. The Administrator agrees to reimburse the Trustee upon its request for all agreed-upon third-party expenses, disbursements and advances incurred or made by the Trustee in its capacity as such in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursement of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. The obligations of the Administrator under this Section 7.06 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

            SECTION 7.07 Eligibility Requirements for Trustee. Other than the initial trustee, the Trustee hereunder shall at all times (a) be a corporation, depository institution, or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $250,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Account and (d) have a long-term unsecured debt rating of not less than Baa2 from Moody's and BBB+ from S&P or such other rating as may be acceptable to the Rating Agencies, and shall be acceptable to Noteholders of each Series with a Percentage of more than 50%. If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.07, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

            SECTION 7.08 Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged with respect to the Notes of one or more Series by giving 90 days' written notice thereof to the Administrator, the Servicer, the Company, the Noteholders of such Series and the Rating Agencies. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Trustee not objected to by Noteholders of such Series with a Percentage of more than 50% within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Company, the Servicer, the successor Trustee and the predecessor Trustee. A copy of such instrument shall be delivered to the Rating Agencies. If no successor Trustee shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 7.07 and shall fail to resign after written request therefor by the Administrator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any


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public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator or Noteholders of each Series with a Percentage greater than 50% may direct, and the Administrator shall follow such direction and remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Trustee not objected to by Noteholders of each Series with a Percentage of more than 50%, within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Company, the Servicer, the Noteholders, the successor Trustee and the predecessor Trustee. Copies of such instrument shall also be delivered by the Administrator to each of the Rating Agencies.

            (c) The Trustee may be removed by the Administrator at any time by giving written notice thereof to the Trustee and each of the holders of the Notes then outstanding. Such removal by the Administrator will become effective unless the holders of at least 51% of the principal amount of the Notes of each Series then outstanding deliver a written statement to the Administrator opposing such removal within 30 days following receipt of such notice of removal from the Administrator.

            (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 7.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 7.09.

            SECTION 7.09 Successor Trustee. (a) Any successor Trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to each of the Administrator, the Company, the Servicer, the Noteholders and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee or its custodian any related documents and statements held by it or its custodian hereunder; and the Administrator and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Trustee of all such rights, powers, duties and obligations.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) Series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more Series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those Series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee,


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and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same allocated trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those Series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those Series to which the appointment of such successor Trustee relates.

            Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in the preceding paragraph.

            (c) No successor Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 7.07.

            (d) Upon acceptance of appointment by a successor Trustee as provided in this Section 7.09, the Administrator shall mail notice of the succession of such Trustee hereunder to each Noteholder of each affected Series at its address as shown in the Note Register and to the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company and the Administrator.

            SECTION. 7.10 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 7.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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                                   ARTICLE 8.

                                    COVENANTS

            SECTION 8.01 Payment of Principal and Interest.

            The Company will cause the due and punctual payment of the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

            SECTION 8.02 Maintenance of Office or Agency; Chief Executive
Office.

            (a) The Company will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            (b) The Company will not change the location of its principal place of business without giving the Trustee and the Rating Agencies at least 30 days' prior written notice thereof.

            SECTION 8.03 Money for Payments to Noteholders to be Held in Trust.

            (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.04 or Section 6.06 shall be made on behalf of the Company by the Trustee, and no amounts so withdrawn from the applicable Collection Account for payments of Notes shall be paid over to the Company under any circumstances except as provided in this Section 8.03, in Section 3.04 or
Section 6.06.

            (b) In making payments hereunder, the Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

            (c) Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.


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            (d) Except as required by applicable law, any money held by the
Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Company upon request; otherwise, such amounts shall be redeposited in the Collection Account as available funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (but only to the extent of the amounts so paid to the Company), and all liability of the Trustee with respect to such trust money shall thereupon cease.

            SECTION 8.04 Corporate Existence; Merger; Consolidation, etc.

            (a) The Company will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Nevada, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes or any of the Auto Loans.

            (b) The Company shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its capital stock, and (iii) all requisite and appropriate corporate and other formalities (including without limitation meetings of the Company's board of directors and, if required by law, its charter or otherwise, meetings and votes of the shareholders of the Company to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby.

            (c) The Company shall not issue or register the transfer of any of its common stock to any Person other than AutoBond or a wholly-owned subsidiary of AutoBond.

            (d) The Company shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

            SECTION 8.05 Protection of Trust Estate; Further Assurances.

            The Company will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

            (i) Grant more effectively the Trust Assets comprising all or any portion of the Trust Estate;

            (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;


                                       52

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

            (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Receivables and all other property included in the Trust Estate; provided, that the Company shall not be required to cause the recordation of the Trustee's name as lienholder on the related certificates of title for the Financed Vehicles so long as no Event of Default has occurred and is continuing;

            (iv) enforce or cause the Administrator to enforce any of the Receivables;

            (v) preserve and defend title to the Receivables (including the right to receive all payments due or to become due thereunder), the interests in the Financed Vehicles, or other property included in the Trust Estate and preserve and defend the rights of the Trustee in such Trust Assets (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder; and

            (vi) cause the Trustee to be added as an additional named insured on each of the Insurance Policies.

The Company, upon the Company's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Company with the foregoing covenants, and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Company to comply with the provisions of this Section 8.05.

            SECTION 8.06 Servicing Agreement.

            (a) If any Authorized Officer of the Administrator shall have knowledge of the occurrence of a default under any Servicing Agreement, the Administrator shall promptly notify the Trustee and the Noteholders of each affected Series, and shall specify in such notice the action, if any, the Administrator and the Company is taking in respect of such default. Unless consented to by the holders of at least 66-2/3% of the then Outstanding Principal Amount of the Notes of each affected Series, the Company may not waive any material default under or amend the Servicing Agreement in a manner materially adverse to the Noteholders of such Series.

            SECTION 8.07 Additional Covenants.

            (a) The Company will not:

            (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;


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            (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate; or

            (iii) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (C) except as otherwise contemplated in this Indenture, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate.

            (b) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, the Company shall deliver to the Trustee a written notice describing its nature and period of existence and what action the Company is taking or proposes to take with respect thereto.

            (c) Report on Proceedings - promptly upon the Company's becoming aware of:

            (i) any proposed or pending investigation of it by any governmental authority or agency; or

            (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company;

the Company shall deliver to the Trustee a written notice specifying the nature of such investigation or proceeding and what action the Company is taking or proposes to take with respect thereto and evaluating its merits.

            SECTION 8.08 Taxes.

            AutoBond shall pay all Taxes of the Company when due and payable or levied against the Company's assets, properties or income, including any property that is part of the Trust Estate. AutoBond will not seek reimbursement from the Company for any such Taxes except to the extent of funds of the Company which may, consistent with this Indenture, be distributed to AutoBond.


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                                   ARTICLE 9.

                             SUPPLEMENTAL INDENTURES

            SECTION 9.01 Supplemental Indentures Without Consent of Noteholders.

            (a) Without the consent of any Noteholders, the Company, by a Company Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders of any Series in any respect; or

            (ii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
      Section 7.09; or

            (iii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this Clause (iii) shall not adversely affect the interests of the Holders of Notes of any Series; or

            (iv) to establish a Series permitted upon an exchange under Section 13.06.

            (b) The Trustee shall promptly deliver, at least 5 Business Days prior to the effectiveness thereof, to each Noteholder of an affected Series and each Rating Agency a copy of any supplemental indenture entered into pursuant to
Section 9.01(a).

            SECTION 9.02 Supplemental Indentures with Consent of Noteholders.

            (a) With the consent of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes of each Series affected by such supplemental indenture and by Act of said Noteholders delivered to the Company and the Trustee, the Company, by a Company Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders of such Series under this Indenture; provided, that no supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby,


                                       55

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            (i) change the Stated Maturity of any Note or the Principal Payments
      or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

            (ii) reduce the percentage of the Outstanding Principal Amount of the Notes of any Series, the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, provided for in this Indenture;

            (iii) modify any of the provisions of this Section or Section 6.13 except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

            (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

            (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as provided in the applicable Servicing Agreement, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture;

provided, no such supplemental indenture may modify or change any terms whatsoever of the Indenture that could be construed as increasing the Company's or AutoBond's discretion hereunder.

            (b) The Trustee shall promptly deliver to each Noteholder of an affected Series and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.02(a).

            SECTION 9.03 Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture (a) pursuant to Section 9.01 of this Indenture or (b) pursuant to Section 9.02 of this Indenture without the consent of each holder of the Notes to the execution of the same, or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, projections, or immunities under this Indenture or otherwise.


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

            SECTION 9.04 Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 9.05 Reference in Notes to Supplemental Indentures.

            Notes of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Notes of any Series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such Series.


                                   ARTICLE 10.

                           SATISFACTION AND DISCHARGE

            SECTION 10.01 Satisfaction and Discharge of Indenture.

            (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (i) 100 days shall have elapsed since either

                  (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.03(c)) have been delivered to the Trustee for cancellation; or

                  (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation

                        (1) have become due and payable, or

                        (2) will become due and payable at their Stated
                  Maturity, as applicable, within one year,


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

                  and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

            (ii) the Company and the Administrator have paid or caused to be paid all other sums payable hereunder by the Company and the Administrator for the benefit of the Noteholders and the Trustee; and

            (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Company all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Trustee pursuant to Section 10.01(a)(i)(B), for the payment and discharge of the Notes.

            (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 7.07 and 8.11, and, if money shall have been deposited with the Trustee pursuant to
Section 10.01(a)(i)(B), the obligations of the Trustee under Section 10.02 and
Section 8.03(c) shall survive.

            (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this
Article 10.

            SECTION 10.02 Application of Trust Money.

            Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 10.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

            SECTION 10.03 Trust Termination Date. Upon the full application of
(a) moneys deposited pursuant to this Article 10 or (b) proceeds of the Trust Assets pursuant to Sections 3.04 or 6.06, the Trust Estate created by this Indenture shall be deemed to have terminated (the "Trust Termination Date").


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                                   ARTICLE 11.

                         REPRESENTATIONS AND WARRANTIES

            SECTION 11.01 Representations and Warranties of the Company. The Company represents and warrants to the Trustee and the Noteholders, as of each Issuance Date and on each day until the discharge of this Indenture, as follows:

            (a) The Company is a wholly-owned bankruptcy remote subsidiary of AutoBond Acceptance Corporation and is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified and which permits such qualification;

            (b) The Company has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and the Related Documents and to perform the transactions contemplated hereby and thereby;

            (c) The Company is operated in such a manner and is constituted so that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Company and any Affiliate would be disregarded, and to such end:

            (i) the Company maintains separate records, books of account and financial statements from those of AutoBond and each other Affiliate of AutoBond;

            (ii) the Company does not commingle any of its assets or funds with those of AutoBond or any of the other Affiliates of AutoBond;

            (iii) the Company maintains a separate board of directors with at least two independent directors and observes all separate corporate formalities, and all decisions with respect to the Company's business and daily operations have been and shall be independently made by the officers of the Company pursuant to resolutions of its board of directors;

            (iv) other than contributions of capital, payment of dividends and return of capital, no transactions have been entered into between the Company and AutoBond Funding or between the Company and any of the other Affiliates of AutoBond except such transactions as are contemplated by this Indenture and the Related Documents;

            (v) except for such administration and collection and functions as AutoBond may perform on behalf of the Company and the Trust Estate pursuant to this Indenture and the Related Documents, the Company acts solely in its own name and through its own authorized officers and agents and the Company does not act as agent of AutoBond or any other Person in any capacity;


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

            (vi) except for any funds received from AutoBond Funding (or from AutoBond indirectly by way of AutoBond Funding) as a capital contribution, the Company shall not accept for its own account funds from AutoBond or any of the other Affiliates of AutoBond; and the Company shall not allow AutoBond or any of the other Affiliates of AutoBond otherwise to supply funds to, or guarantee any obligation of, the Company;

            (vii) the Company shall not guarantee, or otherwise become liable with respect to, any obligation of AutoBond or any of the other Affiliates of AutoBond; and

            (viii) the Company shall at all times hold itself out to the public under the Company's own name as a legal entity separate and distinct from AutoBond and the other Affiliates of AutoBond.

            (d) The Company is a special purpose company and has not engaged, and does not presently engage and shall not engage, in any activity other than the activities undertaken pursuant to this Agreement and the Related Documents and contemplated hereby and thereby and activities ancillary or incident thereto, and has no Debt other than the Notes;

            (e) The execution, delivery and performance by the Company of this Agreement, the Related Documents and the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate or other action on the part of the Company, (ii) do not contravene or cause the Company to be in default under (A) the Company's certificate of incorporation or bylaws,
(B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Company or its property, (C) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Company or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Company;

            (f) This Indenture and the Related Documents have each been duly executed and delivered on behalf of the Company;

            (g) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Company of this Agreement or any of the Related Documents or for the perfection of or the exercise by the Trustee or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained;

            (h) This Indenture and each other Related Document is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms; except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity);


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

            (i) There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Company, its officers or directors, or the property of the Company, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Company of this Indenture or any of the Related Documents or the interests of the Noteholders,
(B) the validity or enforceability of this Indenture or any of the Related Documents, (C) any Receivable, (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Company or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture or any of the Related Documents;

            (j) The principal place of business and chief executive office of the Company are located at the address in Nevada indicated in Section 12.05 and there are now no, and there have not been any, other locations where the Company is located (as that term is used in the UCC) or keeps Records except, after the date of this Indenture, as disclosed in writing to the Trustee and the Noteholders and the Administrator at least 30 Business Days prior to any such change;

            (k) The legal name of the Company is as set forth in the beginning of this Indenture and the Company has not changed its name since its formation, and during such period, the Company did not use, nor does the Company now use any tradenames, fictitious names, assumed names or "doing business as" names;

            (l) The Company does not have any Subsidiaries;

            (m) The Company is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and each of the Related Documents; the Company's transfers of Transferred Assets to the Trust Estate have been and will be made for reasonably equivalent value and fair consideration; and the Company, after giving effect to the transactions contemplated by this Indenture and each of the Related Documents, will have an adequate amount of capital to conduct its business in the future; and

            (n) The Company has complied in all material respects with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all of the Transferred Assets.

            SECTION 11.02 Representations and Warranties as to Each Receivable.
(a) In connection with the establishment of each Series of Notes, each of the Company and AutoBond will make the representations and warranties designated with respect to such Series.

            (b) The Company and the Administrator each hereby certifies that the representations and warranties contemplated in this Section 11.02 shall survive the transfer of the Receivables to the Trust Estate.


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            SECTION 11.03 Repurchases and Transfers. (a) Upon the occurrence of
(i) a breach of any of the representations and warranties set forth in Sections
11.01 and 11.02, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Company or the Administrator as to the facts stated therein, which may, or does materially and adversely affect the interests of the Trust Estate or the Noteholders in any Receivable, (ii) a failure of any Loan Documents to contain original documents as set forth in Section 4.01, if the Trustee is unable, or is adversely affected in its ability, to enforce the obligations of the related Obligor by reason of not having possession of such original documentation, or if the original certificate of title for any Financed Vehicle has not been obtained within 180 days after the applicable Transfer Date, or (iii) a failure to make any filing or take other action referred to in Section 4.05, the party discovering such breach shall give prompt written notice to the others. If within 30 days of such notice, occurrence or discovery referred to in the immediately preceding sentence, such breach or failure shall remain uncured, the Receivable as to which the breach or failure relates shall be repurchased or purchased for the Repurchase Price as follows:

            (i) in respect of matters set forth in Sections 4.05, 11.01, and 11.02(a), by the Company;

            (ii) in respect of the matters set forth in Section 4.05 or 11.02(a), by AutoBond; and

            (iii) the Trustee may demand that AutoBond repurchase Receivables pursuant to rights assigned under the Sale Agreement

            (b) Upon receipt by the Trustee of written certification of the Administrator to the effect that the Repurchase Price has been deposited in the Collection Account, the Trustee as custodian on behalf of the Trust shall contemporaneously therewith release such Receivable and the related Loan Files to the Company or AutoBond, as the case may be, and the Trustee on behalf of the Trust Estate shall assign to the Company or AutoBond, as the case may be, all of the Trust Estate's right, title and interest in such purchased or repurchased Receivable, and all property and rights conveyed to the Trustee and the Trust Estate relating thereto (excluding, however, payments previously received under the Insurance Policies), and the Assignments to the extent such payments relate to such repurchased or purchased Receivables, without recourse, representation or warranty. The Trustee and the Company shall execute and deliver to the Company or AutoBond, as the case may be, an assignment substantially in the form of Exhibit G. The repurchase and purchase obligations pursuant to this Section
11.03 constitute the sole remedy available to the Trustee and the Noteholders for a breach of a representation or warranty or agreement of the Company or AutoBond, set forth in Sections 4.05 and 11.02; provided, that the foregoing limitation shall not be construed to limit in any manner the right of the Trustee or the Noteholders to declare an Event of Default to have occurred or to terminate the responsibilities of the Administrator as Collection Agent or Servicer under the Servicing Agreement to the extent such breaches also constitute or contribute to the determination of an Event of Default or an Event of Administrator Termination. For the purposes of this Agreement, a Receivable has not been "repurchased" or "purchased" by the Company or AutoBond, as the case may be, pursuant to this Section 3.03 unless the Repurchase Price therefor has been deposited into the applicable Collection Account.


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            (c) As used herein, references to the "repurchase" of Auto Loans by the Company means the release of the lien of this Indenture with respect to such Auto Loans.

                                   ARTICLE 12.

                                  MISCELLANEOUS

            SECTION 12.01 Indemnities of the Administrator.

            (a) The Administrator agrees to indemnify (i) the Trust Estate from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees of counsel) arising as a result of the Administrator's acts or omissions (subject to the administration standard set forth in Section 5.02(b)) in violation of this Indenture and (ii) the Trustee, its directors, officers, employees and agents, from, and hold it harmless against, any and all losses, liabilities, damages, claims, expenses (including attorney's fees and disbursements), fines or penalties, or judgments arising out of or in connection with the performance by the Trustee of its duties hereunder or in connection with the Trust Estate, or the issuance of the Notes except to the extent the Trustee's own bad faith, willful misconduct or negligence contributes to the loss, liability, damage, claim or expense.

            (b) This Section 12.01 shall survive the termination of this Indenture or the resignation or removal of the Trustee in respect of rights accrued prior to such resignation or removal.

            SECTION 12.02 Officers' Certificate and Opinion of Counsel as to Conditions Precedent.

            Upon any request or application by the Company (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Company (or such other Obligor) shall furnish to the Trustee:

            (a) an Officers' Certificate (which shall include the statements set forth in Section 12.03) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.03) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

            SECTION 12.03 Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:


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            (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

            SECTION 12.04 Notices. (a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by telecopy, followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:

            If to the Company:

            AutoBond Master Funding Corporation V
            300 South Fourth Street, Suite 620
            Las Vegas, Nevada 89101

            If to the Administrator:

            AutoBond Acceptance Corporation
            301 Congress Avenue
            Austin, Texas 78701
            Attention:  William O. Winsauer

            Facsimile Number: (512) 472-1548
            Telephone Number: (512) 472-3600

            If to the Trustee:

            Dynex Capital, Inc.
            10900 Nuckols Road, Third Floor
            Glen Allen, Virginia 23060

            Attention:  Master Servicing Department

            Facsimile Number: (804) 217-5935
            Telephone Number: (804) 217-5800


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

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

            (b) All communications and notices pursuant hereto to a Noteholder shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register. The Trustee agrees to deliver to each Noteholder upon receipt, all notices and reports that the Trustee may receive hereunder and under any Servicing Agreement and Related Documents. Unless otherwise provided herein (including Section 8.11 hereof) the Trustee may consent to any requests received under such documents or, at its option, follow the directions of Noteholders with a Percentage of greater than 50% within 30 days after prior written notice to the Noteholders. All notices to Noteholders (or any Class thereof) shall be sent simultaneously.

            SECTION 12.05 Notices and Reports to be Delivered to the Rating Agencies. On or before the later to occur of each Payment Date and, the Business Day following its receipt thereof, the Administrator shall promptly deliver to each of the Rating Agencies the notices, reports and certificates referred to in
Section 3.05.

            SECTION 12.06 No Proceedings. The Noteholders, the Administrator and the Trustee each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Company or the Trust Estate any proceeding of the type referred to in Section 6.01(e) so long as there shall not have elapsed one year plus one day since the last maturity of the Notes.


                                   ARTICLE 13.

                             VARIABLE FUNDING NOTES

            SECTION 13.01 Designation.

            (a) There is hereby created Notes to be issued pursuant to this Indenture designated as "AutoBond Master Funding Corporation V -- Variable Funding Notes" (the "Funding Notes"). (b) The Funding Notes shall consist of Class A Notes and Class B Notes and the forms thereof and of the Trustee's certificate of authentication shall be as set forth in Exhibits C-1 and C-2 hereto.

            The maximum aggregate principal amount of Funding Notes which may be Outstanding at anytime under the Trust Indenture is limited to $522,500,000, in the case of the Class A Notes, and $55,000,000, in the case of the Class B Notes.

            The Funding Notes may be issued in minimum denominations of $500,000 and any integral multiple of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section
2.03 of the Indenture of any Class A or Class B Notes having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Class A or Class B Note with a denomination less than $500,000.

            (c) The first Payment Date with respect to the Funding Notes shall be July 15, 1998.

            (d) The Funding Notes shall bear interest at the rate set forth in the Credit Agreement (as defined in Section 13.02); principal and interest shall be payable to the Holder in whose name a Funding Note is registered as of the last day of the month preceding the applicable Payment Date; and principal and interest shall be payable on the Payment Dates and such other dates as set forth in the Credit Agreement.

            (e) The Trust Assets allocated to the Funding Notes are as set forth in Schedule 1, as modified from time to time in accordance with this Indenture.

            (f) The Issuance Date in respect of the Funding Notes shall be June 9, 1998.

            (g) The representations and warranties with respect to the Auto Loans allocated to such Funding Notes, additional covenants, and conditions precedent to Advances are set forth in the Credit Agreement.

            SECTION 13.02 Certain Definitions.

            (a) As used in this Article 13 and with respect to the Funding Notes, the following terms shall have the following meanings:

            "Accounts" shall mean the Lockbox Account, the Loan Purchase Account and the Collection Account.

            "Advances" shall have the meaning specified in the Credit Agreement.

            "Automobile" shall mean a new or used automobile, light-duty truck or van.

            "Available Funds" means all funds held in the Lender Collection Account or the Collection Account (as the case may be) as of the end of any Due Period.

            "Back-up Servicer" means the entity designated by the Initial
Lender.

            "Class A Interest" shall mean for any Payment Date, the product of the Outstanding Principal Amount of the Class A Notes and the Class A Interest Rate.

            "Class A Interest Rate" shall mean the weighted average of the Interest Rates for Advances allocable to the Class A Notes.

            "Class A Principal Payment Amount" shall mean, for any Payment Date, the product of (i) 95% and (ii) the sum of (a) the amount of all Payments allocable to principal in respect of the Specified Auto Loans for the related Due Period, and (b) the Unpaid Principal Balance of any Liquidated Receivable.

            "Class B Interest" shall mean, for any Payment Date, the product of the Outstanding Principal Amount of the Class B Notes and the Class B Interest Rate.

            "Class B Interest Rate" means 16% per annum.

            "Class B Principal Payment Amount" shall mean, for any Payment Date, the product of (i) 10% and (ii) the sum of (a) the amount of all Payments allocable to principal in respect of the Specified Auto Loans for the related Due Period, and (b) the Unpaid Principal Balance of any Liquidated Receivable.

            "Collection Account" shall have the meaning assigned to such term in
Section 13.03 hereof.

            "Collection Agent" shall mean AutoBond, as collection agent under the Servicing Agreement.

            "Credit Agreement" means the Credit Agreement, dated as of June 9, 1998 among the Company, AutoBond and the Initial Lender.

            "Delinquency Ratio" shall mean, as of any Determination Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of
(i) the aggregate Unpaid Principal Balance of Auto Loans which have become Defaulted Auto Loans as of the end of the most recently ended Due Period minus
(ii) the sum of the aggregate Unpaid Principal Balance of (A) all Auto Loans against which insurance claims have been filed as of the end of the most recently ended Due Period and (B) Auto Loans for which the related Financed Vehicles are subject to repossession as of the end of the most recently ended Due Period and which are not included in (A), and (b) the denominator of which equals the aggregate Unpaid Principal Balance of Auto Loans outstanding as of the end of the most recently ended Due Period, minus the Unpaid Principal Balance of all Liquidated Receivables.

            "Due Period" shall mean, (a) with respect to the initial Due Period, the month of June, 1998, and (b) thereafter, with respect to any Payment Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the last day of the calendar month preceding the calendar month in which such Payment Date occurs.

            "Exchange" has the meaning set forth in Section 13.

            "Funding Date" shall have the meaning set forth in the Credit Agreement.

            "Initial Lender" means Dynex Capital, Inc., its successors and permitted assigns.

            "Interest Period" means the period beginning with a Payment Date (or in the case of the initial Interest Period, June 9, 1998) to and excluding the following Payment Date.

            "Lender Collection Account" means the account so designated in the name of the Initial Lender at Chase Bank of Texas, National Association.

            "Liquidated Receivable" means, as of any date of determination, any Auto Loan upon the earlier to occur of (a) receipt of all Recoveries on Receivables reasonably expected to be received in respect thereof and (b) the date such Auto Loan is more than 180 days contractually past due.

            "Loan Acquisition Price" shall have the meaning set forth in the Credit Agreement.

            "Loan Purchase Account" shall have the meaning assigned to such term in Section 13.03 hereof.

            "Lockbox" means the Lockbox established and maintained pursuant to the Lockbox Agreement.

            "Lockbox Account" means the account in the name of the Trustee, established in respect of the Auto Loans at the Lockbox Bank and maintained pursuant to the Lockbox Agreement.

            "Lockbox Agreement" means the Lockbox Agreement between the Trustee and the Lockbox Bank, or any successor agreement hereunder, in the form of Exhibit H.

            "Lockbox Bank" means Banc One, Texas, N.A. or any successor hereunder.

            "Monthly Administrator Fee" shall mean, as of any Payment Date, so long as AutoBond is acting as Administrator hereunder and as Servicer under the Servicing Agreement, the sum of (a) a fee, payable monthly, equal to the product of (i) $15.00 and (ii) the total number of Auto Loans included in the Trust Estate and allocated to the Funding Notes at any time during the immediately preceding Due Period and (b) Reimbursable Administrator Expenses; provided, that to the extent that the Servicer assumes the duties of the Collection Agent under the Servicing Agreement, such fee shall be payable to the Servicer and shall equal the amount set forth set forth in the preceding clause.

            "Monthly Back-up Servicer Fee" means, as of any Payment Date, the amount so designated in writing by the Initial Lender.

            "Monthly Repossession Ratio" shall mean on any Determination Date, the annualized static pool repossession rate determined by the product of (a) a fraction (i) the numerator of which is equal to the aggregate Unpaid Principal Balance of all Auto Loans which have been repossessed from the Cut-Off Date through the end of the most recent Due Period and (ii) the denominator of which is the Unpaid Principal Balance of all Auto Loans as of the Cut-Off Date, and
(b) a fraction (i) the numerator of which is 12, and (ii) the denominator of which is equal to the number of calendar months (rounded up to the nearest month) which have elapsed from the Cut-Off Date to the most recent Due Period.

            "Monthly Servicing Fee" means, as of any Payment Date, the Monthly Administrator Fee.

            "Payment Date" shall mean the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing July 15, 1998, and each other date on which Advances and interest thereon are paid or payable.

            "Reimbursable Administrator Expenses" means, with respect to any Payment Date, all reasonable and customary out-of-pocket fees and expenses of third parties incurred by the Collection Agent (including expenses related to financing statements and titles required to be paid or reimbursed by the Collection Agent) in connection with their respective repossession activities, including, without limitation, fees of attorneys, appraisers, third party collateral managers and others (who shall have been retained by the Collection Agent, in accordance with the Servicing Agreement) for the Due Period immediately preceding such Payment Date, but not including expenses paid net of recoveries.

            "Repurchase Price" shall have the meaning set forth in the Credit Agreement.

            "Repossession Ratio" shall mean, on any Determination Date on or after September 30, 1998, the average of the Monthly Repossession Ratios for the three immediately preceding calendar months.

            "Servicer" means AutoBond, or any successor entity designated as such under the Servicing Agreement.

            "Servicing Agreement" means the Servicing Agreement, dated as of June 9, 1998 among AutoBond, as Servicer, the Company and the Trustee.

            "Specified Auto Loan" shall mean each Auto Loan subject to the Lien of this Indenture and allocated to the Funding Notes.

            SECTION 13.03 Establishment and Maintenance of Lockbox and Trust Accounts. The Administrator shall cause to be established and maintained at all times a lockbox and related account (the "Lockbox" and the "Lockbox Account") in the name of the Trustee. The Administrator agrees to cause the Lockbox Bank to sweep funds, daily, from the Lockbox Account to the Lender Collection Account if the Initial Lender is the sole Noteholder (or with the consent of the sole Noteholder if not the Initial Lender), and otherwise to the Collection Account. The Administrator agrees to require, and to cause the Servicer to require, that all payments by Obligors on Specified Auto Loans be made to the Lockbox. Only payments on Specified Auto Loans will be received in the Collection Account and no other funds other than funds in which the Trustee has an interest hereunder will be commingled therein. In addition, concurrently with the execution and delivery hereof, the Trustee shall establish the following segregated accounts entitled (a) the "AutoBond Master Funding Corporation V -- Loan Purchase Account, Dynex Capital, Inc., as Trustee" (the "Loan Purchase Account"); and (b) the "AutoBond Master Funding Corporation V -- Collection Account, Dynex Capital, Inc., as Trustee" (the "Funding Notes

Collection Account"). The Loan Purchase Account and the Collection Account are sometimes collectively referred to in this Article 13 as the "Funding Notes Trust Accounts".

            SECTION 13.04 Required Deposits to the Accounts. (a) The Company shall cause the following amounts to be paid to the Trustee for deposit to the accounts established pursuant to Section 13.03:

            (i) all amounts payable to or for the account of the Company by or on behalf of the Holders of Funding Notes in respect of Advances shall be deposited directly in the Loan Purchase Account;

            (ii) all amounts representing payments in respect of Specified Auto Loans (including, without limitation, all Recoveries on Receivables, all late charges, all payments in respect of the Repurchase Price of Specified Auto Loans repurchased by AutoBond or the Company in accordance with
      Section 11.03 and all proceeds of any Exchange) shall be sent to the Lockbox Account.

            (b) The Trustee acting on behalf of the Holders and the Company agree (i) that the Trust Accounts shall be maintained in the name of the Trustee, (ii) that the Trust Accounts shall be subject to the exclusive dominion of the Trustee, and (iii) that the Trustee shall have the sole right of withdrawal from the Trust Accounts. The Company, the Holders and AutoBond shall timely provide written remittance information to the Trustee specifying payment instructions with respect to amounts payable pursuant to each provision of
Section 13.05. The Trustee shall have no liability to the Company, any Holder or any other Person for failure to pay funds to any Person in accordance with
Section 13.05 in the absence of timely receipt of such written remittance instructions or in the event of any errors in such written remittance instructions.

            SECTION 13.05 Application of Funds in the Trust Accounts. (a) If no Event of Default shall have occurred and be continuing, the Trustee, on each Business Day, shall apply funds in the Loan Purchase Account pursuant to written instructions of the Company to pay to AutoBond (for the account of the Company) an amount equal to the Loan Acquisition Price in respect of all Specified Auto Loans, if any, to be purchased by the Company on such date on or before 10:00 a.m., New York City time; provided that, with respect to each such Specified Auto Loan, such amounts shall be payable only if the Trustee has received each of the Loan Documents with respect to such Specified Auto Loan from AutoBond; and, if any such funds shall remain unused after being applied for the foregoing purposes, so long as any Funding Notes remain outstanding the remaining funds shall be retained in the Loan Purchase Account and continue to be part of the Trust Estate hereunder, and if so instructed in writing by AutoBond, may be invested by the Trustee in accordance with Section 3.01 hereof. The Trustee may liquidate any investment when required to make an Advance as contemplated above. No investment made pursuant to this section will have a maturity later than one Business Day prior to the date on which such funds will be needed to make Advances.

            (b) On each Payment Date (other than upon or after the occurrence on an Acceleration Event) (x) the Initial Lender, if sole Noteholder (or with the consent of the sole Noteholder if not the Initial Lender), shall disburse the Available Funds in the Lender Collection

Account, or (y) the Trustee, at the written direction of the Administrator, shall disburse the Available Funds in the Collection Account, in the following priority:

            (i) to the Class A Noteholders, interest in an amount equal to Class A Interest, plus any accrued and unpaid Class A Interest from prior Due Periods;

            (ii) to the Class B Noteholders, interest in an amount equal to Class B Interest, plus any accrued and unpaid Class B Interest from prior Due Periods;

            (iii) to the Trustee, the Monthly Trustee Fee, plus any accrued and unpaid Monthly Trustee Fees with respect to any prior Due Period;

            (iv) (A) to the Administrator (or the Trustee, if acting as successor Servicer and Administrator), the Monthly Administrator Fee, plus any accrued and unpaid Monthly Administrator Fees with respect to any prior Due Period and (B) to the Back-up Servicer, the Monthly Back-up Servicer Fee;

            (v) to the Class A Noteholders, in reduction of the Outstanding Class A Principal Amount, an amount equal to the Class A Principal Payment Amount;

            (vi) to the Class B Noteholders, in reduction of the Outstanding Class B Principal Amount, an amount equal to the Class B Principal Payment Amount; and

            (vii) the remaining funds, if any, following the distribution in clauses (i)-(vi) above shall be (A) disbursed pro rata (based upon the Outstanding Principal Amount of the Class A Notes and the Class B Notes after giving effect to the disbursements above) to the Class A Noteholders and the Class B Noteholders as principal payments thereon, until paid in full, and (B) thereafter shall be disbursed to the Company.

            (c) On each Payment Date occurring upon or after the occurrence of an Event of Default with respect to which the Outstanding Principal Amount of the Funding Notes has been accelerated in accordance with Section 6.02 of the Trust Indenture (each, an "Acceleration Event"), the Trustee, at the written direction of the Administrator (unless such Event of Default affects the Administrator, in which case the Trustee shall make such determinations), shall disburse the balance of Available Funds in the following priority:

            (i) to the Trustee, the Back-up Servicer and, if other than an Affiliate of the Company, the Servicer, the Monthly Trustee Fee, the Monthly Back-up Servicer Fee and the Monthly Administrator Fee, respectively, plus any accrued and unpaid Monthly Trustee Fees, Monthly Back-up Servicer Fee and Monthly Administrator Fees;

            (ii) to the Class A Noteholders, interest in an amount equal to Class A Interest, plus any accrued and unpaid Class A Interest;

            (iii) to the Class B Noteholders, interest in an amount equal to Class B Interest, plus any accrued and unpaid Class B Interest;

            (iv) to the Class A Noteholders, all remaining Available Funds until the Outstanding Class A Principal Amount has been reduced to zero;

            (v) to the Class B Noteholders, an amount equal to all remaining Available Funds until the Outstanding Class B Principal Amount has been reduced to zero; and

            (vi) the remainder of funds held in the Funding Notes Collection Account, following the distributions in clauses (i)-(v) above shall be disbursed to the Company; provided that, all amounts payable to the Noteholders have been paid in full pursuant to the priorities set forth above.

            SECTION 13.06 Exchanges for New Series.

            (a) From time to time, on any Business Day as long as the Funding Notes are outstanding, and upon 7 days' written notice to the Administrator and the Trustee, the Initial Lender on behalf of the Noteholders, may elect to exchange all or a portion of the unpaid Outstanding Principal Amount of the Funding Notes for one or more new Series of Notes (the "Term Notes") to be issued in accordance with Section 2.01(a) of this Indenture (each such election, an "Exchange").

            (b) The Company agrees to cause the creation of such Series of Term Notes under the Indenture and to execute and order the authentication of the Notes of such Series so long as the terms of such Series of Term Notes do not materially impair the value under GAAP of the Company's interest in the Specified Auto Loans.

            (c) The Initial Lender may designate the Specified Auto Loans which will collateralize each Series of Term Notes issued hereunder at the time of an Exchange.

            (d) The Noteholders may sell, pledge or retain some or all of the Term Notes after such Exchange.

            (e) Any payments on the Specified Auto Loans designated as collateral for a Series of Term Notes in excess of the aggregate principal amount of and accrued interest on such Term Notes and any prior Funding Notes from which such Term Notes were created will be for the Company's account.

            (f) At the request of the Initial Lender, the Trustee shall release the Trust Estate to a subsequent transferee (at the direction of the Initial Lender), which shall issue securities secured by, or representing interests in, the Trust Estate (as so transferred), on the terms contemplated herein for the Term Notes. The Initial Lender and the Company shall be entitled to proceeds from such subsequent issuance in accordance with Section 13.06(d) above.

            SECTION 13.07 Additional Events of Default; Remedies. (a) In addition to the Events of Default set forth in Section 6.01, the following additional Events of Default shall be applicable to the Funding Notes:

            (i) the Company or AutoBond shall default in the due and punctual performance of or compliance with any material covenant, condition or agreement to be performed or observed by it under the Credit Agreement, respectively, and any such default shall continue unremedied for a period of twenty (20) Business Days after an Authorized Officer of the Company or AutoBond obtains knowledge thereof; or

            (ii) any representation, warranty, certification or statement of the Company or AutoBond made or contained in the Credit Agreement or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made and any such breach shall continue unremedied for a period of thirty (30) days after an Authorized Officer of the Company or AutoBond obtains knowledge thereof; or

            (iii) any Liens on the Trust Assets, other than Permitted Liens, continue to exist after 5 Business Days' notice from the Initial Lender.

            (b) in addition to the remedies set forth in Article 6, upon the occurrence and continuance of any Event of Default set forth in this Section
13.07 by AutoBond, the Initial Lender may remove AutoBond as Servicer under the Servicing Agreement and appoint a successor Servicer.

            SECTION 13.08 Resignation or Removal of Trustee. Notwithstanding
Section 7.08(a), the Trustee may at any time resign and be discharged with respect to the Funding Notes by giving 30 days' written notice thereof to the Administrator, the Company and the Initial Lender. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Trustee not objected to by Initial Lender within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Company, the successor Trustee and the predecessor Trustee.

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed as of the day and year first above written.

                       AUTOBOND MASTER FUNDING CORPORATION V,
                       as Issuer


                       By:
                          --------------------------------------------
                          Name:
                          Title:

                       AUTOBOND ACCEPTANCE CORPORATION,
                       as Administrator and individually


                       By:
                          --------------------------------------------
                          Name:
                          Title:

                       DYNEX CAPITAL, INC.,
                       not in its individual capacity, but solely as Trustee


                       By:
                          --------------------------------------------
                          Name:
                          Title:

                                  EXHIBIT C-1

                         FORM OF VARIABLE FUNDING NOTE

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

            NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE, OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTES WILL BE COVERED BY A DEPARTMENT OF LABOR CLASS EXEMPTION.

                      AUTOBOND MASTER FUNDING CORPORATION V
                          CLASS A VARIABLE FUNDING NOTE

                                                                    June 9, 1998
                                                              New York, New York

            FOR VALUE RECEIVED, AutoBond Master Funding Corporation V, a Nevada corporation (the "Company") hereby promises to pay to Dynex Capital, Inc. (the "Holder") or its assigns, the principal sum of Five Hundred Twenty-two Million, Five Hundred Thousand Dollars ($522,500,000.00), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture referred to below, and to pay interest on the unpaid principal amount of this Class A Note until paid in full, at the rates per annum and on the dates provided in the Indenture and the Credit Agreement, dated as of June 9, 1998 (the "Credit Agreement") among the Company, AutoBond Acceptance Corporation and the Holder).

            The Stated Maturity of this Class A Note is as set forth in the Credit Agreement.


                                      C-1-1

            By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Credit Agreement and the Indenture and agree to be bound thereby.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            This Class A Note is one of a duly authorized issue of Class A Notes of the Company designated as its "Class A Funding Notes" (herein called the "Notes") limited in aggregate principal amount of $522,500,000.00, issued under the Trust Indenture, dated as of June 9, 1998 (herein called the "Indenture"), among the Company, AutoBond Acceptance Corporation ("AutoBond") and Dynex Capital, Inc., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, AutoBond, the Trustee and the Holders and of the terms upon which the Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

            This Note is secured by the pledge to the Trustee under the Indenture of the Trust Estate allocated to the Notes and recourse is limited to the Company and AutoBond as set forth in the Indenture and the Credit Agreement. The amounts owed under this Note shall not include any recourse to the Trustee or any affiliates thereof.

            In addition to the Notes, the Company may from time to time issue additional Series of Notes under the Indenture, including in exchange for all or a portion of the outstanding principal amount of this Note.

            If certain Events of Default under the indenture have been declared, the unpaid principal of the Notes may be declared immediately due and payable in the manner and with the effect provided in the Indenture. Notice of Note declaration will be given by mail to Noteholders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Company with respect to the payment of principal and interest on this Note shall terminate.

            The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Noteholders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes, at the time Outstanding, on behalf of all the Holders, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by he Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


                                      C-1-2

            Each Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of the Indenture of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note with a denomination less than $100,000.

            The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and this Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                      C-1-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual signature of its duly authorized officer.

Dated: June 9, 1998

                              AUTOBOND MASTER FUNDING CORPORATION V


                              By:
                                  ----------------------------------


                                      C-1-4

                     Trustee's Certificate of Authentication

This is one of the Funding Notes referred to in the within mentioned Indenture.

                                                                  ,
                                  --------------------------------
                                    as Trustee


                                  By:
                                      ----------------------------
                                          Authorized Signatory


                                      C-1-5

                                 ASSIGNMENT FORM

            If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:




                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: ____________________ Signed:

                                        (sign exactly as the name appears on the other side of this Note)

Signature Guarantee

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead, of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.


                                      C-1-6

                              SCHEDULE OF ADVANCES

      The Note evidences Advances made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

                  Principal   Initial   Maturity    Amount     Unpaid
                  Amount of   Interest   Date of   Paid or   Principal  Notation
Date of Advance    Advance      Rate     Advance   Prepaid     amount    Made By
--------------------------------------------------------------------------------




                                      C-1-7

                                   EXHIBIT C-2

                          FORM OF VARIABLE FUNDING NOTE

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

      NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE, OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTES WILL BE COVERED BY A DEPARTMENT OF LABOR CLASS EXEMPTION.

                      AUTOBOND MASTER FUNDING CORPORATION V
                          CLASS B VARIABLE FUNDING NOTE

                                                                    June 9, 1998
                                                              New York, New York

            FOR VALUE RECEIVED, AutoBond Master Funding Corporation V, a Nevada corporation (the "Company") hereby promises to pay to Dynex Capital, Inc. (the "Holder") or its assigns, the principal sum of Fifty-five Million Dollars ($55,000,000.00), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture referred to below, and to pay interest on the unpaid principal amount of this Class B Note until paid in full, at the rates per annum and on the dates provided in the Indenture and the Credit Agreement, dated as of June 9, 1998 (the "Credit Agreement") among the Company, AutoBond Acceptance Corporation and the Holder).

            The Stated Maturity of this Class B Note is as set forth in the Credit Agreement.

            By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Credit Agreement and the Indenture and agree to be bound thereby.


                                      C-2-1

            Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            This Class B Note is one of a duly authorized issue of Class B Notes of the Company designated as its "Class B Funding Notes" (herein called the "Notes") limited in aggregate principal amount of $55,000,000.00, issued under the Trust Indenture, dated as of June 9, 1998 (herein called the "Indenture"), among the Company, AutoBond Acceptance Corporation ("AutoBond") and Dynex Capital, Inc., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, AutoBond, the Trustee and the Holders and of the terms upon which the Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

            This Note is secured by the pledge to the Trustee under the Indenture of the Trust Estate allocated to the Notes and recourse is limited to the Company and AutoBond as set forth in the Indenture and the Credit Agreement. The amounts owed under this Note shall not include any recourse to the Trustee or any affiliates thereof.

            In addition to the Notes, the Company may from time to time issue additional Series of Notes under the Indenture, including in exchange for all or a portion of the outstanding principal amount of this Note.

            If certain Events of Default under the indenture have been declared, the unpaid principal of the Notes may be declared immediately due and payable in the manner and with the effect provided in the Indenture. Notice of Note declaration will be given by mail to Noteholders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Company with respect to the payment of principal and interest on this Note shall terminate.

            The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Noteholders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes, at the time Outstanding, on behalf of all the Holders, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by he Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            Each Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of the Indenture of any Note


                                      C-2-2
having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note with a denomination less than $100,000.

            The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and this Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                      C-2-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual signature of its duly authorized officer.

Dated: June 9, 1998

                              AUTOBOND MASTER FUNDING CORPORATION V


                              By:
                                 -----------------------------------


                                      C-2-4

                     Trustee's Certificate of Authentication

This is one of the Funding Notes referred to in the within mentioned Indenture.


                                           -------------------------------------
                                           as Trustee


                                          By:
                                              ----------------------------------
                                                Authorized Signatory


                                      C-2-5

                                 ASSIGNMENT FORM

            If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:




                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: ____________________ Signed:


                                        (sign exactly as the name appears on the other side of this Note)

Signature Guarantee

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead, of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.


                                      C-2-6

                              SCHEDULE OF ADVANCES

      The Note evidences Advances made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


                  Principal   Initial   Maturity    Amount     Unpaid
                  Amount of   Interest   Date of   Paid or   Principal  Notation
Date of Advance    Advance      Rate     Advance   Prepaid     amount    Made By
--------------------------------------------------------------------------------




                                      C-2-7